CMBS NEW ISSUE TERM SHEET

$1,050,087,000 (APPROXIMATE)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-C9
OFFERED CLASSES A-1, A-2, A-3, A-4, B, C, D AND E
CERTIFICATES

WACHOVIA BANK, NATIONAL ASSOCIATION
LASALLE BANK NATIONAL ASSOCIATION
CITIGROUP GLOBAL MARKETS REALTY CORP.
ABN AMRO BANK N.V., CHICAGO BRANCH AND
EUROHYPO AG, NEW YORK BRANCH
MORTGAGE LOAN SELLERS

WACHOVIA BANK, NATIONAL ASSOCIATION
MASTER SERVICER

LENNAR PARTNERS, INC.
SPECIAL SERVICER

DECEMBER 2003

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF WACHOVIA CAPITAL MARKETS, LLC, ABN AMRO INCORPORATED, CITIGROUP GLOBAL MARKETS INC. AND GOLDMAN, SACHS & CO. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, YOU (AND EACH OF YOUR EMPLOYEES, REPRESENTATIVES OR OTHER AGENTS) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE UNITED STATES FEDERAL, STATE AND LOCAL INCOME "TAX TREATMENT" AND "TAX STRUCTURE" (IN EACH CASE, WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.6011-4) AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) OF THE TRANSACTION CONTEMPLATED HEREBY THAT ARE PROVIDED TO YOU (OR YOUR REPRESENTATIVES) RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE, OTHER THAN THE NAME OF THE ISSUER OR INFORMATION THAT WOULD PERMIT IDENTIFICATION OF THE ISSUER, AND EXCEPT THAT WITH RESPECT TO ANY DOCUMENT OR SIMILAR ITEM THAT IN EITHER CASE CONTAINS INFORMATION CONCERNING THE TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION AS WELL AS OTHER INFORMATION, THIS SENTENCE SHALL ONLY APPLY TO SUCH PORTIONS OF THE DOCUMENT OR SIMILAR ITEM THAT RELATE TO THE UNITED STATES FEDERAL, STATE AND LOCAL INCOME TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION.


WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------
                                                                       STRUCTURE
--------------------------------------------------------------------------------
Transaction Structure
  Structure Overview ..................................................   3
  Structure Schematic .................................................   4
  Transaction Terms ...................................................   5
--------------------------------------------------------------------------------
                                                            POOL CHARACTERISTICS
--------------------------------------------------------------------------------
Mortgage Pool Characteristics as of the Cut-Off Date
  General Characteristics .............................................   9
  Property Type .......................................................  10
  Property Location ...................................................  11
  Cut-Off Date Balance ................................................  12
  Mortgage Rate .......................................................  13
  Underwritten Debt Service Coverage Ratio ............................  14
  Cut-Off Date Loan-to-Value Ratio ....................................  15
  Maturity Date or ARD Loan-to-Value Ratio ............................  15
  Original Term to Maturity or ARD ....................................  16
  Remaining Term to Maturity or ARD ...................................  16
  Seasoning ...........................................................  17
  Original Amortization Term ..........................................  18
  Remaining Stated Amortization Term ..................................  18
  Prepayment Provisions Summary .......................................  19
  Prepayment Provision Based on Outstanding Principal Balance .........  19
--------------------------------------------------------------------------------
                                                                          TOP 20
--------------------------------------------------------------------------------
Twenty Largest Mortgage Loans .........................................  20
  TSA Office Building .................................................  21
  West Oaks Mall ......................................................  23
  Park City Center ....................................................  26
  Chula Vista Center ..................................................  29
  Meadows Mall ........................................................  32
  2 Rector Street .....................................................  35
  Villas at Rancho Palos Verdes .......................................  38
  Spring Valley Market Place ..........................................  40
  Chester Springs Shopping Center .....................................  43
  T.J. Maxx Plaza .....................................................  46
  Bellamay Grand ......................................................  49
  Bellair Plaza .......................................................  50
  Miller Place Shopping Center ........................................  51
  Birkdale Commons ....................................................  52
  Atlantic Palms ......................................................  53
  Pavilion Crossings I ................................................  54
  Adagio Apartments ...................................................  55
  Autumn Brook Apartments .............................................  56
  Rolling Road Commerce Center & Mini-Storage .........................  57
  Penn Station Studios ................................................  58
Additional Mortgage Loan Information ..................................  59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
                                                                       STRUCTURE
--------------------------------------------------------------------------------
STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

          EXPECTED
           RATINGS                        APPROX.                                                   ASSUMED
        -------------                      % OF         APPROX.      WEIGHTED                        FINAL
                        CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS    S&P   FITCH     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)     RATE TYPE
------- ----- ------- --------------- -------------- ------------ -------------- --------------- ------------- ----------
  A-1    AAA    AAA    $ 70,950,000        6.174%        17.250%        2.52     01/04 - 08/08     08/15/08    Fixed
  A-2    AAA    AAA    $166,743,000       14.509%        17.250%        4.85     08/08 - 12/08     12/15/08    Fixed
  A-3    AAA    AAA    $198,368,000       17.261%        17.250%        7.21     12/08 - 11/12     11/15/12    Fixed
  A-4    AAA    AAA    $514,907,000       44.805%        17.250%        9.75     11/12 - 11/13     11/15/13    Fixed(3)
  B       AA     AA    $ 34,476,000        3.000%        14.250%        9.89     11/13 - 12/13     12/15/13    Fixed(3)
  C      AA-    AA-    $ 17,238,000        1.500%        12.750%        9.98     12/13 - 12/13     12/15/13    Fixed(3)
  D       A      A     $ 33,039,000        2.875%         9.875%        9.98     12/13 - 12/13     12/15/13    Fixed(3)
  E       A-     A-    $ 14,366,000        1.250%         8.625%        9.98     12/13 - 12/13     12/15/13    Fixed(3)

NON-OFFERED CERTIFICATES

               EXPECTED
                RATINGS                                   APPROX.
          -------------------                              % OF
                                    CERTIFICATE        CUT-OFF DATE
CLASS        S&P      FITCH          BALANCE(1)        POOL BALANCE
--------- --------- --------- ----------------------- --------------
 F(4)          (4)       (4)     $     15,801,000        1.375%
 G(4)          (4)       (4)     $     15,802,000        1.375%
 H(4)          (4)       (4)     $     15,801,000        1.375%
 J(4)          (4)       (4)     $      8,619,000        0.750%
 K(4)          (4)       (4)     $      5,746,000        0.500%
 L(4)          (4)       (4)     $      4,310,000        0.375%
 M(4)          (4)       (4)     $      4,309,000        0.375%
 N(4)          (4)       (4)     $      5,746,000        0.500%
 O(4)          (4)       (4)     $      2,873,000        0.250%
 P(4)          (4)       (4)     $     20,112,057        1.750%
 X-C(4)        (4)       (4)     $  1,149,206,057(7)       N/A
 X-P(4)        (4)       (4)     $  1,044,955,000(7)       N/A



                                                    ASSUMED
            APPROX.      WEIGHTED                    FINAL
             CREDIT       AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS       SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
--------- ----------- -------------- ----------- ------------- ----------
 F(4)        7.250%       (4)            (4)         (4)          WAC(5)
 G(4)        5.875%       (4)            (4)         (4)          WAC(6)
 H(4)        4.500%       (4)            (4)         (4)          WAC(6)
 J(4)        3.750%       (4)            (4)         (4)         Fixed(3)
 K(4)        3.250%       (4)            (4)         (4)         Fixed(3)
 L(4)        2.875%       (4)            (4)         (4)         Fixed(3)
 M(4)        2.500%       (4)            (4)         (4)         Fixed(3)
 N(4)        2.000%       (4)            (4)         (4)         Fixed(3)
 O(4)        1.750%       (4)            (4)         (4)         Fixed(3)
 P(4)        0.000%       (4)            (4)         (4)         Fixed(3)
 X-C(4)        N/A       N/A            N/A          (4)         Variable
 X-P(4)        N/A       N/A            N/A          (4)         Variable

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS -- Yield Considerations" in the preliminary prospectus supplement.
(3) The pass-through rates applicable to the Class A-4, Class B, Class C, Class D, Class E, Class J, Class K, Class L, Class M, Class N, Class O and Class P certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(4) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(5) The pass-through rates applicable to the Class F certificates for any distribution date will be equal to the applicable weighted average net
      mortgage rate (calculated as described herein) for such date less [    ]%
      per annum.
(6) The pass-through rates applicable to the Class G and Class H certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(7) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.


This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                       STRUCTURE
--------------------------------------------------------------------------------
STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                       STRUCTURE
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED DECEMBER 1, 2003.



ISSUE TYPE                 Sequential pay REMIC. Class A-1, Class A-2,
                           Class A-3, Class A-4, Class B, Class C, Class D and
                           Class E Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE               All Mortgage Loan characteristics are based on
                           balances as of the Cut-Off Date, December 1, 2003 (or in the case of 32 Mortgage Loans, December 11, 2003 or in the case of 2 Mortgage Loans, December 15,
                           2003). All percentages presented herein are approximate.

MORTGAGE POOL              The Mortgage Pool consists of 118 Mortgage Loans
                           (the "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $1,149,206,058 (the "Cut-Off
                           Date Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 118 properties (the "Mortgaged Properties") located throughout 28 states and the District of Columbia.

DEPOSITOR                  Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS      Wachovia Bank, National Association ..... 38.4% of the Cut-Off Date Pool Balance
                           LaSalle Bank National Association ....... 24.6% of the Cut-Off Date Pool Balance
                           Citigroup Global Markets Realty Corp .... 14.2% of the Cut-Off Date Pool Balance
                           ABN AMRO Bank N.V., Chicago Branch ...... 11.5% of the Cut-Off Date Pool Balance
                           Eurohypo AG, New York Branch ............ 11.4% of the Cut-Off Date Pool Balance

UNDERWRITERS               Wachovia Capital Markets, LLC, ABN AMRO Incorporated,
                           Citigroup Global Markets Inc. and Goldman, Sachs &
                           Co.

TRUSTEE                    Wells Fargo Bank Minnesota, N.A.

PAYING AGENT               LaSalle Bank National Association

MASTER SERVICER            Wachovia Bank, National Association

SPECIAL SERVICER           Lennar Partners, Inc.

RATING AGENCIES            Standard & Poor's Ratings Services, a division of
                           The McGraw-Hill Companies, Inc. ("S&P") and Fitch,
                           Inc. ("Fitch").

DENOMINATIONS              $10,000 minimum for Offered Certificates.

CLOSING DATE               On or about December 23, 2003.

SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE          The fourth business day following the related
                           Determination Date.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day, commencing with respect to the Offered Certificates in January 2004.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class
                          A-1, Class A-2, Class A-3, Class A-4, Class X-C and
                          Class X-P ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/ numerical
                          Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate
                          Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of the Class
                          A-1, Class A-2, Class A-3 and Class A-4 Certificates remain outstanding, payments of principal to the Class A-1, Class A-2, Class A-3 and Class A-4
                          Certificates will be made on a pro rata basis.
                          Neither the Class X-C or Class X-P Certificates will be entitled to distributions of principal.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.

PREPAYMENT PREMIUMS       Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE    actually collected will be distributed to
 CHARGES                  Certificateholders on the Distribution Date following
                          the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class F, Class
                          G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through
                          Rate of such Class of Certificates over the relevant
                          Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount
                          Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date.

                          The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows: (a) on or before the distribution date in December 2010, 85% to the holders of the Class X-C Certificates and 15% to the holders of the Class X-P Certificates and (b) thereafter, 100% to the holders of the Class X-C Certificates.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                       STRUCTURE
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------

ADVANCES The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans (other than the Park City Center Loan) but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur. With respect to the Park City Center Loan, P&I Advances and Servicing Advances will be made by the 2003-C8 Master Servicer or the 2003-C8 Trustee, as the case may be. If the 2003-C8 Master Servicer fails to make any such advance, the Master Servicer, under the Pooling and Servicing Agreement, will make P&I Advances and if it fails to do so, the Trustee will be obligated to make P&I Advances.

APPRAISAL REDUCTIONS       An appraisal reduction generally will be created in
                           the amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged
                           Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage
                           Loan. As a result of calculating an Appraisal
                           Reduction Amount for a given Mortgage Loan, the P&I
                           Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate
                           Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

OPTIONAL TERMINATION       The Master Servicer, the Special Servicer and certain
                           Certificateholders will have the option to terminate the Trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal
                           Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses. The
                           Trust may also be terminated under certain circumstances when the Offered Certificates have been paid in full and the remaining outstanding
                           Certificates are held by a single certificateholder.

CONTROLLING CLASS          The Class of Sequential Pay Certificates (a) which
                           bears the latest alphabetical Class designation and
                           (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate Balances of all the Sequential
                           Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding
                           Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

ERISA The Offered Certificates are expected to be ERISA eligible.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX The Offered Certificates will be treated as regular interests in a REMIC.

CONTACTS

         WACHOVIA CAPITAL MARKETS, LLC   ABN AMRO INCORPORATED    CITIGROUP GLOBAL MARKETS INC.

         William J. Cohane               Frank Forelle            Paul Vanderslice
         (704) 374-6161 (Phone)          (212) 409-7587 (Phone)   (212) 723-6156 (Phone)
         (704) 383-7639 (Fax)            (212) 409-7849 (Fax)     (212) 723-8599 (Fax)

         Scott Fuller                    Gerald Sneider           Angela Vleck
         (704) 715-1235 (Phone)          (212) 409-7587 (Phone)   (212) 816-8087 (Phone)
         (704) 715-1214 (Fax)            (212) 409-7849 (Fax)     (212) 816-8307 (Fax)

         Bob Ricci                       Steven R. Adang          Joseph Siragusa
         (704) 715-1235 (Phone)          (212) 409-6206 (Phone)   (212) 816-7973 (Phone)
         (704) 715-1214 (Fax)            (212) 409-7849 (Fax)     (212) 816-8307 (Fax)

                                         GOLDMAN, SACHS & CO.

                                         Rolf Edwards
                                         (212) 902-5637 (Phone)
                                         (212) 346-3594 (Fax)

                                         Scott Wisenbaker
                                         (212) 902-2858 (Phone)
                                         (212) 346-3594 (Fax)

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                            Pool Characteristics
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
GENERAL CHARACTERISTICS

Number of Mortgage Loans .................................................................             118
Number of Crossed Loan Pools .............................................................               2
Number of Mortgaged Properties ...........................................................             118
Aggregate Balance of all Mortgage Loans ..................................................  $1,149,206,058

Number of Mortgage Loans with Balloon Payments(1) ........................................              95
Aggregate Balance of Mortgage Loans with Balloon Payments(1) .............................  $  886,625,514

Number of Mortgage Loans with Anticipated Repayment Date(2) ..............................              15
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ...................  $  154,251,261

Number of Fully Amortizing Mortgage Loans ................................................               6
Aggregate Balance of Fully Amortizing Mortgage Loans .....................................  $    8,329,282

Number of Interest Only Mortgage Loans ...................................................               2
Aggregate Balance of Interest Only Mortgage Loans ........................................  $  100,000,000

Minimum Balance of Mortgage Loans ........................................................  $      923,868
Maximum Balance of Mortgage Loans ........................................................  $   95,000,000
Average Balance of Mortgage Loans ........................................................  $    9,739,034

Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans(3)   $   10,964,227

Weighted Average LTV ratio ...............................................................            69.6%
Minimum LTV ratio ........................................................................            24.6%
Maximum LTV ratio ........................................................................            82.8%

Weighted Average DSCR ....................................................................            1.63x
Minimum DSCR .............................................................................            1.01x
Maximum DSCR .............................................................................            3.73x

Weighted Average LTV at Maturity or Anticipated Repayment Date ...........................            60.1%

Range of Mortgage Loan interest rates ....................................................    4.120%-7.400%
Weighted Average Mortgage Loan interest rate .............................................           5.442%

Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...............          57-179
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) .......             106

---------
(1) Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest-only for their entire term.
(2) Not including Mortgage Loans that are interest-only for their entire term.
(3) Consists of a group of 4 individual Mortgage Loans (loan numbers 78, 83, 89 and 100).
* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                   [PIE CHART]

                                     Retail
                                     48.5%

                                  Multifamily
                                     27.6%

                                 Parking Garage
                                      0.3%

                                      Land
                                      0.4%

                                   Industrial
                                      0.5%

                                  Self Storage
                                      0.5%

                                   Mixed Use
                                      2.9%

                                Mobile Home Park
                                      3.4%

                                     Office
                                     15.9%



PROPERTY TYPE

                                                                 % OF
                                                 AGGREGATE     CUT-OFF
                                  NUMBER OF       CUT-OFF        DATE    WEIGHTED
                                  MORTGAGED        DATE          POOL     AVERAGE
         PROPERTY TYPE           PROPERTIES       BALANCE      BALANCE     DSCR
------------------------------- ------------ ---------------- --------- ----------
 Retail                               47     $  556,892,676      48.5%    1.62x
  Retail - Anchored                   38        518,477,573      45.1     1.64x
  Retail - Unanchored                  5         22,094,725       1.9     1.30x
  Retail - Shadow Anchored(1)          4         16,320,379       1.4     1.42x
 Multifamily                          43        317,035,668      27.6     1.38x
 Office                                7        183,216,375      15.9     2.09x
 Mobile Home Park                     13         38,688,024       3.4     1.55x
 Mixed Use                             4         32,944,257       2.9     1.59x
 Self Storage                          1          5,900,000       0.5     1.23x
 Industrial                            1          5,534,874       0.5     1.27x
 Land(2)                               1          5,000,000       0.4     3.73x
 Parking Garage                        1          3,994,183       0.3     1.46x
                                    ----     --------------    ------    ------
                                     118     $1,149,206,058     100.0%    1.63x
                                    ====     ==============    ======    ======

                                                         WEIGHTED
                                                         AVERAGE        MIN/MAX
                                                         CUT-OFF        CUT-OFF        WEIGHTED
                                        MIN/MAX            DATE          DATE           AVERAGE
         PROPERTY TYPE                   DSCR           LTV RATIO      LTV RATIO     MORTGAGE RATE
------------------------------- ---------------------- ----------- ---------------- --------------
 Retail                              1.01x/2.05x          69.1%       40.7%/82.8%      5.394%
  Retail - Anchored                  1.20x/2.05x          68.7%       40.7%/80.2%      5.349%
  Retail - Unanchored                1.01x/1.50x          72.7%       65.1%/82.8%      6.161%
  Retail - Shadow Anchored(1)        1.31x/1.59x          78.3%       73.6%/79.8%      5.771%
 Multifamily                         1.22x/2.76x          75.4%       24.6%/80.0%      5.405%
 Office                              1.25x/2.55x          61.6%       32.6%/78.3%      5.572%
 Mobile Home Park                    1.20x/2.33x          73.5%       45.9%/80.0%      5.154%
 Mixed Use                           1.32x/2.15x          69.4%       64.2%/74.5%      5.945%
 Self Storage                        1.23x/1.23x          74.3%       74.3%/74.3%      5.870%
 Industrial                          1.27x/1.27x          71.0%       71.0%/71.0%      6.184%
 Land(2)                             3.73x/3.73x          27.9%       27.9%/27.9%      5.710%
 Parking Garage                      1.46x/1.46x          65.5%       65.5%/65.5%      5.950%
                                    ------------        -------      ------------      ------
                                     1.01x/3.73x          69.6%       24.6%/82.8%      5.442%
                                    ============        =======      ============      ======

(1) A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(2) Specifically, the fee interest in land, which the ground tenant has improved and leased as an office building. The office building is not part of the loan collateral, and the source of funds for loan repayment is the ground rent prayments made to the borrower.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                            Pool Characteristics
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                     [MAP]

                                    Northern
                                      4.1%

                                    Southern
                                     16.2%

                                       CA
                                     20.4%

                                       NV
                                      5.4%

                                       NY
                                     12.3%

                                       PA
                                      6.8%

                                       VA
                                      9.3%

                                       NC
                                      8.3%

                                       FL
                                     13.4%




               OTHER STATES: 28.0% OF CUT-OFF DATE POOL BALANCE.

PROPERTY LOCATION

                                                                                     WEIGHTED        WEIGHTED
                    NUMBER OF        AGGREGATE           % OF         WEIGHTED        AVERAGE        AVERAGE
                    MORTGAGED      CUT-OFF DATE      CUT-OFF DATE      AVERAGE     CUT-OFF DATE      MORTGAGE
     STATE         PROPERTIES         BALANCE        POOL BALANCE       DSCR         LTV RATIO         RATE
---------------   ------------   ----------------   --------------   ----------   --------------   -----------
 CA                     18        $  233,868,495        20.4%           1.54x        69.9%            5.294%
  Southern(1)           14           186,597,584        16.2            1.57x        68.6%            5.198%
  Northern(1)            4            47,270,911         4.1            1.43x        75.2%            5.670%
 FL                     11           153,603,015        13.4            1.69x        68.0%            5.302%
 NY                     12           141,433,216        12.3            1.41x        76.6%            5.710%
 VA                      3           107,280,221         9.3            2.39x        57.3%            5.487%
 PA                      3            68,804,249         6.0            1.96x        60.2%            4.804%
 NV                      3            62,068,858         5.4            1.72x        64.5%            5.460%
 NC                     11            60,640,831         5.3            1.35x        77.3%            5.636%
 Other                  57           321,507,173        28.0            1.48x        72.8%            5.582%
                     ------       --------------       -----          -------       ------          --------
                       118        $1,149,206,058       100.0%           1.63x        69.6%            5.442%
                     ======       ==============       =====           ======       ======          ========

(1) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

o THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 28 STATES AND THE DISTRICT OF COLUMBIA.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE

                                                                    % OF                    WEIGHTED      WEIGHTED
                                  NUMBER OF      AGGREGATE      CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                                   MORTGAGE     CUT-OFF DATE        POOL        AVERAGE   CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE BALANCES      LOANS         BALANCE          BALANCE       DSCR       LTV RATIO       RATE
-------------------------------- ----------- ----------------- -------------- ---------- -------------- -----------
 (less than)  $2,000,000              19      $   26,920,192        2.3%         1.64x       68.5%        5.632%
 $2,000,001 - $3,000,000              17          44,214,998        3.8          1.46x       74.0%        5.762%
 $3,000,001 - $4,000,000              13          47,399,845        4.1          1.44x       71.8%        5.752%
 $4,000,001 - $5,000,000              13          58,599,922        5.1          1.58x       71.5%        5.831%
 $5,000,001 - $6,000,000               8          43,442,083        3.8          1.39x       72.3%        5.592%
 $6,000,001 - $7,000,000               4          24,951,277        2.2          1.33x       71.8%        5.995%
 $7,000,001 - $8,000,000               8          61,601,731        5.4          1.54x       74.1%        5.613%
 $8,000,001 - $9,000,000               5          43,016,036        3.7          1.39x       76.2%        5.353%
 $9,000,001 - $10,000,000              8          76,925,288        6.7          1.47x       71.9%        5.653%
 $10,000,001 - $15,000,000             7          87,844,182        7.6          1.38x       73.1%        5.581%
 $15,000,001 - $20,000,000             3          52,429,357        4.6          1.34x       79.3%        5.269%
 $20,000,001 - $25,000,000             5         113,347,820        9.9          1.32x       76.0%        5.572%
 $30,000,001 - $35,000,000             1          31,966,717        2.8          1.31x       78.8%        5.770%
 $35,000,001 - $40,000,000             1          36,000,000        3.1          1.25x       70.2%        5.517%
 $40,000,001 - $45,000,000             1          43,200,000        3.8          1.58x       74.6%        5.850%
 $55,000,001 - $60,000,000             1          55,768,045        4.9          1.74x       64.2%        5.453%
 $60,000,001 - $65,000,000             1          64,823,816        5.6          2.05x       62.9%        4.120%
 $65,000,001 - $70,000,000             1          65,841,900        5.7          1.97x       60.4%        4.736%
 $75,000,001 - $80,000,000             1          75,912,850        6.6          1.97x       62.0%        5.252%
 $80,000,001  (greater than)           1          95,000,000        8.3          2.51x       54.8%        5.420%
-------------------------------------------------------------------------------------------------------------------
                                     118      $1,149,206,058      100.0%         1.63x       69.6%        5.442%
===================================================================================================================

o    THE AVERAGE CUT-OFF DATE BALANCE IS $9,739,034.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                            Pool Characteristics
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
MORTGAGE RATE

                                                                 % OF                      WEIGHTED        WEIGHTED
                             NUMBER OF        AGGREGATE        CUT-OFF      WEIGHTED        AVERAGE        AVERAGE
                              MORTGAGE      CUT-OFF DATE      DATE POOL      AVERAGE     CUT-OFF DATE      MORTGAGE
RANGE OF MORTGAGE RATES        LOANS           BALANCE         BALANCE        DSCR         LTV RATIO         RATE
-------------------------   -----------   ----------------   -----------   ----------   --------------   -----------
 4.120% - 5.249%                 28        $  266,086,822        23.2%        1.73x        68.5%            4.655%
 5.250% - 5.499%                 13           299,938,764        26.1         1.97x        62.4%            5.367%
 5.500% - 5.749%                 17           207,817,823        18.1         1.50x        71.6%            5.575%
 5.750% - 5.999%                 28           230,014,972        20.0         1.39x        75.6%            5.854%
 6.000% - 6.249%                 23           104,691,261         9.1         1.32x        75.3%            6.096%
 6.250% - 6.499%                  5            31,783,896         2.8         1.36x        70.2%            6.322%
 6.500% - 6.749%                  2             4,754,813         0.4         1.37x        69.6%            6.638%
 7.250% - 7.499%                  2             4,117,707         0.4         1.01x        82.1%            7.341%
-----------------------------------------------------------------------------------------------------------------------
                                118        $1,149,206,058       100.0%        1.63x        69.6%            5.442%
=======================================================================================================================

o    THE WEIGHTED AVERAGE MORTGAGE RATE IS 5.442%.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                                                                    WEIGHTED        WEIGHTED
                                 NUMBER OF         AGGREGATE            % OF         WEIGHTED        AVERAGE        AVERAGE
                                  MORTGAGE       CUT-OFF DATE       CUT-OFF DATE      AVERAGE     CUT-OFF DATE      MORTGAGE
RANGE OF UNDERWRITTEN DSCRS        LOANS            BALANCE         POOL BALANCE       DSCR         LTV RATIO         RATE
-----------------------------   -----------   ------------------   --------------   ----------   --------------   -----------
 1.00x - 1.04x                        2        $     4,117,707           0.4%         1.01x          82.1%           7.341%
 1.20x - 1.24x                       12             74,338,623           6.5          1.22x          76.8%           5.715%
 1.25x - 1.29x                       10            115,026,785          10.0          1.26x          74.2%           5.743%
 1.30x - 1.34x                       20            193,603,204          16.8          1.32x          75.1%           5.690%
 1.35x - 1.39x                       16            117,739,479          10.2          1.36x          77.5%           5.606%
 1.40x - 1.44x                       14             91,323,179           7.9          1.42x          74.2%           5.578%
 1.45x - 1.49x                        5             18,452,252           1.6          1.46x          73.8%           5.609%
 1.50x - 1.54x                        8             31,480,726           2.7          1.51x          76.4%           5.548%
 1.55x - 1.59x                        5             65,201,734           5.7          1.58x          74.2%           5.722%
 1.60x - 1.64x                        4             16,432,847           1.4          1.63x          78.1%           4.474%
 1.65x - 1.69x                        2             13,900,000           1.2          1.66x          66.5%           5.532%
 1.70x - 1.74x                        5             69,462,306           6.0          1.74x          65.3%           5.343%
 1.75x - 1.79x                        1              1,464,000           0.1          1.78x          80.0%           5.093%
 1.80x - 1.84x                        1              1,440,000           0.1          1.80x          71.1%           5.093%
 1.95x - 1.99x                        2            141,754,750          12.3          1.97x          61.2%           5.012%
 2.00x - 2.19x                        5             78,599,253           6.8          2.06x          62.2%           4.360%
 2.30x - 2.76x                        5            109,869,212           9.6          2.51x          52.1%           5.447%
 3.70x - 3.74x                        1              5,000,000           0.4          3.73x          27.9%           5.710%
------------------------------------------------------------------------------------------------------------------------------
                                    118        $ 1,149,206,058         100.0%         1.63x          69.6%           5.442%
==============================================================================================================================

o    THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.63X.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                            Pool Characteristics
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                       % OF                    WEIGHTED      WEIGHTED
                                    NUMBER OF       AGGREGATE      CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                                     MORTGAGE     CUT-OFF DATE         POOL        AVERAGE   CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE LTV RATIOS      LOANS          BALANCE          BALANCE       DSCR       LTV RATIO       RATE
---------------------------------- ----------- ------------------ -------------- ---------- -------------- -----------
 20.01% - 25.00%                         1     $     1,341,383         0.1%         2.54x      24.6%          5.166%
 25.01% - 30.00%                         1           5,000,000         0.4          3.73x      27.9%          5.710%
 30.01% - 35.00%                         1           9,955,205         0.9          2.55x      32.6%          5.730%
 35.01% - 40.00%                         1           1,185,271         0.1          2.02x      35.1%          5.700%
 40.01% - 50.00%                         3           6,824,780         0.6          2.27x      43.6%          5.365%
 50.01% - 55.00%                         2          96,346,767         8.4          2.50x      54.7%          5.426%
 60.01% - 65.00%                         7         299,589,467        26.1          1.87x      62.5%          4.984%
 65.01% - 70.00%                        16          70,309,241         6.1          1.46x      67.9%          5.654%
 70.01% - 75.00%                        32         251,300,827        21.9          1.42x      72.8%          5.673%
 75.01% - 80.24%                        52         403,235,410        35.1          1.35x      78.9%          5.578%
 81.00% - 82.81%                         2           4,117,707         0.4          1.01x      82.1%          7.341%
-----------------------------------------------------------------------------------------------------------------------
                                       118     $ 1,149,206,058       100.0%         1.63x      69.6%          5.442%
=======================================================================================================================

o THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 69.6%.

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO


                                                                                             WEIGHTED      WEIGHTED
                                 NUMBER OF       AGGREGATE          % OF       WEIGHTED      AVERAGE       AVERAGE
 RANGE OF MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE     CUT-OFF DATE    AVERAGE   MATURITY DATE    MORTGAGE
    LOAN-TO-VALUE RATIOS(1)        LOANS          BALANCE       POOL BALANCE     DSCR       LTV RATIO        RATE
------------------------------- ----------- ------------------ -------------- ---------- --------------- -----------
  0.00% -  5.00%                      6     $     8,329,282           0.7%        1.50x         0.5%        6.063%
 20.01% - 30.00%                      3          18,207,361           1.6         2.78x        23.8%        5.639%
 30.01% - 40.00%                      3           6,141,132           0.5         1.73x        35.4%        6.459%
 40.01% - 50.00%                      3           6,151,853           0.5         1.65x        44.8%        5.474%
 50.01% - 55.00%                      9         342,644,182          29.8         1.99x        53.3%        5.307%
 55.01% - 60.00%                     16         158,248,369          13.8         1.71x        58.0%        4.969%
 60.01% - 65.00%                     30         201,006,161          17.5         1.43x        62.9%        5.845%
 65.01% - 70.00%                     31         303,155,303          26.4         1.33x        67.1%        5.582%
 70.01% - 75.00%                     16          80,722,414           7.0         1.42x        71.7%        5.205%
 75.01% - 80.00%                      1          24,600,000           2.1         1.25x        75.9%        5.530%
--------------------------------------------------------------------------------------------------------------------
                                    118     $ 1,149,206,058         100.0%        1.63x        60.1%        5.442%
====================================================================================================================

(1)  Calculated with respect to the Anticipated Repayment Date for the ARD
     Loans.

o    THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 60.1%.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD


                                                                    % OF                        WEIGHTED        WEIGHTED
                             NUMBER OF         AGGREGATE        CUT-OFF DATE     WEIGHTED        AVERAGE        AVERAGE
 RANGE OF ORIGINAL TERMS      MORTGAGE       CUT-OFF DATE           POOL          AVERAGE     CUT-OFF DATE      MORTGAGE
 TO MATURITY (MONTHS)(1)       LOANS            BALANCE            BALANCE         DSCR         LTV RATIO         RATE
-------------------------   -----------   ------------------   --------------   ----------   --------------   -----------
 0 - 60                          23        $   174,111,237          15.2%          1.66x          71.1%           4.761%
 61 - 84                          4            114,316,680           9.9           1.68x          65.6%           5.037%
 85 - 108                         6             38,741,110           3.4           1.45x          74.5%           5.482%
 109 - 120                       79            812,390,894          70.7           1.63x          69.6%           5.631%
 169 - 180                        4              5,528,430           0.5           1.41x          63.3%           5.954%
 229 - 240                        2              4,117,707           0.4           1.01x          82.1%           7.341%
-------------------------------------------------------------------------------------------------------------------------
                                118        $ 1,149,206,058         100.0%          1.63x          69.6%           5.442%
=========================================================================================================================

(1)  Calculated with respect to the Anticipated Repayment Date for the ARD
     Loans.

o    THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 107 MONTHS.

REMAINING TERM TO MATURITY OR ARD

                                                                    % OF                        WEIGHTED        WEIGHTED
                             NUMBER OF         AGGREGATE        CUT-OFF DATE     WEIGHTED        AVERAGE        AVERAGE
 RANGE OF ORIGINAL TERMS      MORTGAGE       CUT-OFF DATE           POOL          AVERAGE     CUT-OFF DATE      MORTGAGE
 TO MATURITY (MONTHS)(1)       LOANS            BALANCE            BALANCE         DSCR         LTV RATIO         RATE
-------------------------   -----------   ------------------   --------------   ----------   --------------   -----------
 0 - 60                          23        $   174,111,237          15.2%          1.66x          71.1%          4.761%
 61 - 84                          4            114,316,680           9.9           1.68x          65.6%          5.037%
 85 - 108                         6             38,741,110           3.4           1.45x          74.5%          5.482%
 109 - 120                       79            812,390,894          70.7           1.63x          69.6%          5.631%
 169 - 180                        6              9,646,137           0.8           1.24x          71.3%          6.546%
-------------------------------------------------------------------------------------------------------------------------
                                118        $ 1,149,206,058         100.0%          1.63x          69.6%          5.442%
=========================================================================================================================

(1)  Calculated with respect to the Anticipated Repayment Date for the ARD
     Loans.

o    THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 106 MONTHS.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

     The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                            Pool Characteristics
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
SEASONING

                                                                 % OF                        WEIGHTED        WEIGHTED
                          NUMBER OF         AGGREGATE        CUT-OFF DATE     WEIGHTED        AVERAGE        AVERAGE
                           MORTGAGE       CUT-OFF DATE           POOL          AVERAGE     CUT-OFF DATE      MORTGAGE
  SEASONING (MONTHS)        LOANS            BALANCE            BALANCE         DSCR         LTV RATIO         RATE
----------------------   -----------   ------------------   --------------   ----------   --------------   -----------
 0 - 12                      116        $ 1,145,088,351          99.6%          1.63x        69.6%            5.436%
 49  (greater than)            2              4,117,707           0.4           1.01x        82.1%            7.341%
----------------------------------------------------------------------------------------------------------------------
                             118        $ 1,149,206,058         100.0%          1.63x        69.6%            5.442%
======================================================================================================================

o    THE WEIGHTED AVERAGE SEASONING IS 2 MONTHS.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM

                                                                           % OF                        WEIGHTED        WEIGHTED
                                    NUMBER OF         AGGREGATE        CUT-OFF DATE     WEIGHTED        AVERAGE        AVERAGE
 RANGE OF ORIGINAL AMORTIZATION      MORTGAGE       CUT-OFF DATE           POOL          AVERAGE     CUT-OFF DATE      MORTGAGE
        TERMS (MONTHS)(1)             LOANS            BALANCE            BALANCE         DSCR         LTV RATIO         RATE
--------------------------------   -----------   ------------------   --------------   ----------   --------------   -----------
 85 - 120                                2        $     2,526,654            0.2%         2.30x           29.5%          5.417%
 145 - 180                               3              4,181,663            0.4          1.21x           66.9%          5.994%
 229 - 264                               5             19,705,179            1.7          2.04x           47.1%          5.752%
 265 - 300                              12             60,425,877            5.3          1.31x           72.6%          6.134%
 301 - 348                               2             23,146,767            2.0          1.36x           78.3%          5.599%
 349 - 360                              92            939,219,918           81.7          1.55x           71.5%          5.386%
 Non-Amortizing                          2            100,000,000            8.7          2.57x           53.4%          5.435%
--------------------------------------------------------------------------------------------------------------------------------
                                       118        $ 1,149,206,058          100.0%         1.63x           69.6%          5.442%
================================================================================================================================

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

o THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (EXCLUDING THE NON-AMORTIZING MORTGAGE LOANS) IS 352 MONTHS.

REMAINING STATED AMORTIZATION TERM

                                                                          % OF                        WEIGHTED        WEIGHTED
                                    NUMBER OF        AGGREGATE        CUT-OFF DATE     WEIGHTED        AVERAGE        AVERAGE
    RANGE OF REMAINING STATED        MORTGAGE       CUT-OFF DATE          POOL          AVERAGE     CUT-OFF DATE      MORTGAGE
 AMORTIZATION TERMS (MONTHS)(1)       LOANS           BALANCE            BALANCE         DSCR         LTV RATIO         RATE
--------------------------------   -----------   -----------------   --------------   ----------   --------------   -----------
 85 - 120                                2        $    2,526,654           0.2%           2.30x        29.5%            5.417%
 145 - 180                               4             5,802,628           0.5            1.16x        70.9%            6.345%
 229 - 264                               5            20,580,956           1.8            2.00x        48.8%            5.834%
 265 - 300                              11            57,929,135           5.0            1.33x        72.2%            6.079%
 301 - 348                               2            23,146,767           2.0            1.36x        78.3%            5.599%
 349 - 360                              92           939,219,918          81.7            1.55x        71.5%            5.386%
 Non-Amortizing                          2           100,000,000           8.7            2.57x        53.4%            5.435%
-------------------------------------------------------------------------------------------------------------------------------
                                       118        $1,149,206,058         100.0%           1.63x        69.6%            5.442%
===============================================================================================================================

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

o THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (EXCLUDING THE NON-AMORTIZING MORTGAGE LOANS) IS 351 MONTHS.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTIC AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY
--------------------------------------------------------------------------------

                                                                                                   WEIGHTED        WEIGHTED
                                NUMBER OF         AGGREGATE            % OF         WEIGHTED        AVERAGE        AVERAGE
                                 MORTGAGE       CUT-OFF DATE       CUT-OFF DATE      AVERAGE     CUT-OFF DATE      MORTGAGE
    PREPAYMENT PROVISIONS         LOANS         POOL BALANCE       POOL BALANCE       DSCR         LTV RATIO         RATE
----------------------------   -----------   ------------------   --------------   ----------   --------------   -----------
 Lockout/Defeasance                109        $ 1,124,980,419          97.9%          1.62x           69.9%         5.441%
 Lockout/Yield Maintenance           8             19,738,205           1.7           2.19x           52.3%         5.399%
 Yield Maintenance                   1              4,487,434           0.4           1.36x           73.6%         6.070%
----------------------------------------------------------------------------------------------------------------------------
                                   118        $ 1,149,206,058         100.0%          1.63x           69.6%         5.442%
============================================================================================================================

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS DATE                 DEC-03          DEC-04          DEC-05          DEC-06          DEC-07
----------------------------------- --------------- --------------- --------------- --------------- ---------------
 % Lockout                                99.25%          99.26%          48.83%          23.49%           0.80%
 % Defeasance                              0.36%           0.35%          49.93%          75.28%          97.96%
 % Yield Maintenance                       0.39%           0.39%           1.24%           1.24%           1.23%
 % Prepayment Premium                      0.00%           0.00%           0.00%           0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------
 % Open                                    0.00%           0.00%           0.00%           0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------
 % Total                                 100.00%         100.00%         100.00%         100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)    $ 1,149.21      $ 1,136.82      $ 1,122.93      $ 1,107.11      $ 1,090.05
 Percent of Initial Balance              100.00%          98.92%          97.71%          96.34%          94.85%
===================================================================================================================

PREPAYMENT ANALYSIS DATE                DEC-08        DEC-09        DEC-10        DEC-11        DEC-12       DEC-13
----------------------------------- ------------- ------------- ------------- ------------- ------------- ------------
 % Lockout                               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
 % Defeasance                           98.62%        98.64%        98.49%        97.34%        98.31%       100.00%
 % Yield Maintenance                     1.38%         1.36%         1.51%         1.47%         1.50%         0.00%
 % Prepayment Premium                    0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
----------------------------------------------------------------------------------------------------------------------
 % Open                                  0.00%         0.00%         0.00%         1.19%         0.19%         0.00%
----------------------------------------------------------------------------------------------------------------------
 % Total                               100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
----------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)    $ 911.48      $ 895.68      $ 776.26      $ 760.79      $ 711.74       $  5.30
 Percent of Initial Balance             79.31%        77.94%        67.55%        66.20%        61.93%         0.46%
======================================================================================================================

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based upon the assumptions set forth in footnote (1) above, after December 2013, the outstanding loan balances represent less than 0.46% of the Cut-Off Date Pool Balance.

* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*

                                          NUMBER OF
                                          MORTGAGE                     % OF
                                           LOANS/                    CUT-OFF
                              MORTGAGE    NUMBER OF                    DATE
                                LOAN      MORTGAGED   CUT-OFF DATE     POOL
         LOAN NAME             SELLER    PROPERTIES      BALANCE     BALANCE
--------------------------- ----------- ------------ -------------- ---------
 TSA Office Building ...... Wachovia       1 / 1      $ 95,000,000     8.3%
 West Oaks Mall ........... ABN AMRO       1 / 1        75,912,850     6.6
 Park City Center ......... Eurohypo       1 / 1        65,841,900     5.7
 Chula Vista Center ....... Eurohypo       1 / 1        64,823,816     5.6
 Meadows Mall ............. ABN AMRO       1 / 1        55,768,045     4.9
 2 Rector Street .......... Wachovia       1 / 1        43,200,000     3.8
 Villas at Rancho
  Palos Verdes ............ Wachovia       1 / 1        36,000,000     3.1
 Spring Valley
  Market Place ............ Wachovia       1 / 1        31,966,717     2.8
 Chester Springs
  Shopping Center ......... Citigroup      1 / 1        24,949,094     2.2
 T.J. Maxx Plaza .......... Wachovia       1 / 1        24,600,000     2.1
                                        ------------  ------------    ----
 SUBTOTAL/WTD. AVG. .......                10/10      $518,062,421    45.1%
                                           =====      ============    ====


 Bellamay Grand ........... LaSalle        1 / 1      $ 21,800,000     1.9%
 Bellair Plaza ............ Citigroup      1 / 1        21,779,381     1.9
 Miller Place
  Shopping Center ......... Citigroup      1 / 1        20,219,345     1.8
 Birkdale Commons ......... LaSalle        1 / 1        18,179,357     1.6
 Atlantic Palms ........... LaSalle        1 / 1        18,000,000     1.6
 Pavilion Crossings I ..... Wachovia       1 / 1        16,250,000     1.4
 Adagio Apartments ........ Citigroup      1 / 1        14,976,883     1.3
 Autumn Brook
  Apartments .............. Wachovia       1 / 1        13,450,629     1.2
 Rolling Road
  Commerce Center &
  Mini-Storage ............ Wachovia       1 / 1        12,966,670     1.1
 Penn Station Studios ..... Citigroup      1 / 1        12,800,000     1.1
                                        ------------  ------------    ----
 SUBTOTAL/WTD. AVG. .......                10/10      $170,422,265    14.8%
                                           =====      ============    ====
 TOTAL/WTD. AVG. ..........                20/20      $688,484,686    59.9%
                                           =====      ============    ====

                                                                                   WEIGHTED   WEIGHTED
                                                                                    AVERAGE    AVERAGE
                                                                LOAN                CUT-OFF      LTV      WEIGHTED
                                                              BALANCE    WEIGHTED    DATE     RATIO AT    AVERAGE
                                        PROPERTY              PER SF/     AVERAGE     LTV     MATURITY    MORTGAGE
         LOAN NAME                        TYPE                  UNIT       DSCR      RATIO     OR ARD       RATE
--------------------------- ------------------------------- ----------- ---------- ---------- ---------- -----------
 TSA Office Building ...... Office - Suburban                $    193     2.51x      54.8%      54.8%      5.420%
 West Oaks Mall ........... Retail - Anchored                $    177     1.97x      62.0%      51.8%      5.252%
 Park City Center ......... Retail - Anchored                $     96     1.97x      60.4%      53.3%      4.736%
 Chula Vista Center ....... Retail - Anchored                $    155     2.05x      62.9%      57.4%      4.120%
 Meadows Mall ............. Retail - Anchored                $    357     1.74x      64.2%      53.8%      5.453%
 2 Rector Street .......... Office - CBD                     $    104     1.58x      74.6%      63.0%      5.850%
 Villas at Rancho
  Palos Verdes ............ Multifamily - Conventional       $167,442     1.25x      70.2%      65.8%      5.517%
 Spring Valley
  Market Place ............ Retail - Anchored                $    155     1.31x      78.8%      66.5%      5.770%
 Chester Springs
  Shopping Center ......... Retail - Anchored                $    111     1.37x      76.5%      64.1%      5.510%
 T.J. Maxx Plaza .......... Retail - Anchored                $    194     1.25x      79.1%      75.9%      5.530%
 SUBTOTAL/WTD. AVG. .......                                                 1.87X    65.0%      58.0%      5.223%


 Bellamay Grand ........... Multifamily - Conventional       $ 60,556     1.32x      79.9%      67.6%      5.585%
 Bellair Plaza ............ Retail - Anchored                $     63     1.33x      63.8%      53.4%      5.400%
 Miller Place
  Shopping Center ......... Retail - Anchored                $    211     1.35x      80.2%      67.9%      5.870%
 Birkdale Commons ......... Multifamily - Conventional       $ 58,267     1.43x      79.0%      65.7%      5.310%
 Atlantic Palms ........... Multifamily - Conventional       $ 57,692     1.34x      80.0%      70.0%      5.560%
 Pavilion Crossings I ..... Multifamily - Conventional       $ 56,424     1.23x      78.9%      68.1%      4.900%
 Adagio Apartments ........ Multifamily - Conventional       $ 74,884     1.36x      79.2%      66.9%      4.970%
 Autumn Brook
  Apartments .............. Multifamily - Conventional       $ 44,539     1.31x      70.4%      57.6%      4.750%
 Rolling Road
  Commerce Center &
  Mini-Storage ............ Mixed Use - Flex/Self Storage    $     56     1.44x      64.2%      50.4%      6.350%
 Penn Station Studios ..... Office - Suburban                $    170     1.66x      66.3%      59.4%      5.570%
 SUBTOTAL/WTD. AVG. .......                                               1.37x      74.7%      63.1%      5.435%
 TOTAL/WTD. AVG. ..........                                               1.74x      67.4%      59.3%      5.275%

---------
* Two Mortgage Loans, representing 10.6% of the Cut-Off Date Pool Balance, are part of a pari passu split loan structure and the related companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of loan balance per square foot, loan-to-value ratios and debt service coverage ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loan.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
TSA OFFICE BUILDING                                                       Top 20

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City, State) ......................      Arlington, VA
  Property Type ............................... Office -- Suburban
  Size (SF) ...................................            491,126
  Occupancy as of October 31, 2003 ............             100.0%
  Year Built/Year Renovated ...................            1982/NA
  Appraisal Value .............................       $173,500,000
  Underwritten Occupancy ......................          100.0%(1)
  Underwritten Revenues .......................        $18,498,137
  Underwritten Total Expenses .................        $ 4,896,956
  Underwritten Net Operating Income (NOI) .....        $13,601,181
  Underwritten Net Cash Flow (NCF) ............        $12,935,281

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Wachovia
     Cut-Off Date Balance ........................ $95,000,000
     Percentage of Cut-Off Date Pool Balance .....        8.3%
     Cut-Off Date Loan Balance Per SF ............        $193
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.420%
     Original Term to ARD/Amortization ...........      120/NA
     Remaining Term to ARD/Amortization ..........      119/NA
     Cut-Off Date LTV ............................       54.8%
     Maturity Date LTV ...........................       54.8%
     Underwritten DSCR on NOI ....................       2.64x
     Underwritten DSCR on NCF ....................       2.51x
     Shadow Rating (S&P/Fitch)(2) ................     BBB-/NR

(1)   Occupancy based on the signed lease in place.
(2) S&P has confirmed that the TSA Office Building Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-".

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "TSA Office Building Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in Arlington, Virginia. The TSA Office Building Loan represents approximately 8.3% of the Cut-Off Date Pool Balance. The TSA Office Building Loan was originated on November 5, 2003 and has a principal balance as of the Cut-Off Date of $95,000,000. The TSA Office Building Loan provides for interest-only payments for the length of the loan term.

  The TSA Office Building Loan has a remaining term of 119 months to its anticipated repayment date of November 11, 2013. The TSA Office Building Loan may be prepaid on or after September 11, 2013 and permits defeasance with United States government obligations beginning four years after the first payment date.

  THE BORROWER. The borrower is CNLR DC Acquisitions I, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the TSA Office Building Loan. The sponsor is Commercial Net Lease Realty, Inc. Commercial Net Lease Realty ("CNL") invests in high quality, single-tenant retail, office and industrial properties subject to long-term, net leases with established tenants, such as Barnes & Noble, Best Buy, Eckerd, OfficeMax, Wal-Mart and the United States of America. As of September 30, 2003, CNL owned, either directly or through investment interests, 348 properties in 39 states with a gross leasable area of approximately 7.4 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 491,126 square foot office building situated on approximately 4.9 acres. The Mortgaged Property was constructed in 1982. The Mortgaged Property is located in Arlington, Virginia, within the Washington-Baltimore, DC-MD-VA-WV metropolitan statistical area. As of October 31, 2003, the occupancy rate for the Mortgaged Property securing the TSA Office Building Loan was approximately 100.0%.

  The single tenant is the Transportation Security Administration of the United States of America ("USA") occupying approximately 491,126 square feet, or approximately 100.0% of the net rentable area. The USA leases the Mortgaged Property to serve as the headquarters of the Transportation Security Administration. The Transportation Security Administration provides security for the nation's transportation industry. The USA lease expires in February 2014. As of November 24, 2003, the USA was rated "Aaa" (Moody's), "AAA"(S&P) and "AAA"(Fitch).

  Pursuant to the lease of the TSA Office Building, the borrower was required to deliver the property to the tenant in three phases. If the borrower does not meet the required delivery dates, the tenant is permitted to terminate the lease. Pursuant to the lease, the borrower was required to deliver 100,000 square feet of phase 2 space by September 1, 2003, with final occupancy of all phase 2 and phase 3 space to be completed by March 2004. To the extent the borrower has failed to deliver any required space, the borrower will be required to deliver that space in addition to any other undelivered space by the next delivery date. A Statement of Lease, delivered by the tenant to the lender dated October 31, 2003, states that the lessor is not in default in the performance of any of the obligations, terms, covenants or conditions of the lease. The borrower has informed the applicable mortgage loan seller that it does not anticipate completing delivery of all phases of the space by the March 2004 delivery date and that it has requested an extension of the delivery date under the lease until August 2004. We cannot assure you that the borrower will deliver the required space to the tenant by the delivery date or that the tenant will grant the extension of the delivery date under the lease. If the borrower fails to meet the delivery date, the tenant is permitted to terminate the lease at any time. Because the lease is the sole source of income to the borrower, in the event the lease is terminated, the borrower would have no immediate income to make the required debt service payment unless it promptly relets the premises. However, the lender required a $1.5 million letter of credit to be posted which will only be released once the tenant has taken occupancy of phase 3 and is paying full unabated rent. See "Risk Factors--Single Tenant and Concentration of Tenants Subject the Trust Fund to Additional Risk" in the preliminary prospectus supplement.

  The following table presents information relating to the major tenant at the Mortgaged Property:

                                                  % OF NET                               % OF
                    RATINGS        NET RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
TENANT         MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
------------- ------------------- -------------- ---------- ---------- ------------- ----------- --------------
USA .........     Aaa/AAA/AAA         491,126       100.0%   $ 34.75    $17,066,629     100.0%   February 2014

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                   WA BASE                                   CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   -----------   ----------   -------------   --------------   -------------   ----------------
2014 .........         1           $ 34.75       491,126        100.0%          100.0%           100.0%           100.0%

---------
*    Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents do not require escrows. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of November 11, 2013, if the TSA Office Building Loan is not repaid in full, the TSA Office Building Loan enters into a hyper-amortization period through November 11, 2033. The interest rate applicable to the TSA Office Building Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate as specified in the loan documents.

o MANAGEMENT. Spaulding and Slye LLC ("Spaulding & Slye")is the property manager for the Mortgaged Property securing the TSA Office Building Loan. Spaulding & Slye manages approximately 16.6 million square feet of commercial space.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
WEST OAKS MALL                                                            Top 20

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City/State) .......................          Ocoee, FL
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................            429,318
  Occupancy as of October 1, 2003 .............              96.4%
  Year Built/Year Renovated ...................            1996/NA
  Appraisal Value .............................       $122,500,000
  Underwritten Occupancy ......................              90.2%
  Underwritten Revenues .......................        $15,777,582
  Underwritten Total Expenses .................         $5,445,508
  Underwritten Net Operating Income (NOI) .....        $10,332,073
  Underwritten Net Cash Flow (NCF) ............         $9,926,573



             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................     ABN AMRO
     Cut-Off Date Balance ........................  $75,912,850
     Percentage of Cut-Off Date Pool Balance .....         6.6%
     Cut-off Date Loan Balance Per SF ............         $177
     Number of Mortgage Loans ....................            1
     Type of Security ............................          Fee
     Mortgage Rate ...............................      5.2515%
     Original Term/Amortization ..................      117/360
     Remaining Term/Amortization .................      116/359
     Cut-Off Date LTV ............................        62.0%
     Maturity Date LTV ...........................        51.8%
     Underwritten DSCR on NOI ....................        2.05x
     Underwritten DSCR on NCF ....................        1.97x
     Shadow Rating (S&P/Fitch)* ..................       A/BBB+

* S&P and Fitch have confirmed that the West Oaks Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A"/"BBB+", respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "West Oaks Mall Loan") is secured by a first mortgage encumbering the borrower's fee interest in the in-line component of a regional mall located in Ocoee, Florida, commonly known as the West Oaks Mall. The West Oaks Mall Loan represents approximately 6.6% of the Cut-Off Date Pool Balance. The West Oaks Mall Loan was originated on October 24, 2003, and has a principal balance as of the Cut-Off Date of $75,912,850.

  The West Oaks Mall Loan has a remaining term of 116 months and matures on August 1, 2013. The West Oaks Mall Loan may be prepaid on or after May 1, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is West Oaks Mall Trust, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the West Oaks Mall Loan. The sponsor of the borrower is GGP/Homart, Inc. GGP/Homart, Inc. is owned 50% by the New York State Common Retirement Fund ("NYSCRF") and 50% by GGP Limited Partnership and has approximately 118 preferred non-voting stockholders. General Growth Properties, Inc. ("General Growth") is a self-administered and self-managed publicly traded real estate investment trust rated "Ba3" (Moody's), "BBB-" (S&P) and "BB" (Fitch). General Growth owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet. As of December 31, 2002, the value of the NYSCRF was $98.7 billion.

o THE PROPERTY. The Mortgaged Property is approximately 429,318 square feet of an approximately 1,072,800 square foot regional mall situated on approximately 129.0 acres. The Mortgaged Property was constructed in 1996 and is located in Ocoee, Florida, within the Orlando metropolitan statistical area. As of October 1, 2003, the occupancy rate for the Mortgaged Property securing the West Oaks Mall Loan was approximately 96.4%.

  The West Oaks Mall is anchored by Sears, Dillard's, JCPenney and Parisian (a division of Sak's, Inc.), none of which are part of the collateral. The largest tenant is American Multi-Cinema, Inc., doing business as AMC Theatres ("AMC") occupying approximately 57,274 square feet, or approximately 13.3% of the net rentable area. As of November 29, 2003, AMC was rated "Caa1" (Moody's) and "B" (S&P). The AMC lease expires in March 2017. The second largest tenant is Toys "R" Us -- Delaware, Inc. ("Toys "R" Us"), occupying approximately 30,347 square feet, or approximately 7.1% of the net rentable area. As of November 25, 2003, Toys "R" Us was rated "Baa3" (Moody's), "BBB-" (S&P) and "BB+" (Fitch). The Toys "R" Us lease expires in January 2013. The third largest tenant is Ocoee Properties Limited Partnership, doing business as Borders Books & Music ("Borders"), occupying approximately 25,000 square feet, or approximately 5.8% of the net rentable area. The Borders lease expires in January 2018.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                             % OF NET
                                              RATINGS(2)      NET RENTABLE   RENTABLE
TENANT(1)                                 MOODY'S/S&P/FITCH     AREA (SF)      AREA
---------------------------------------- ------------------- -------------- ----------
Parisian (Anchor owned, not part of
 collateral) ...........................      B1/BB/BB-          212,506
Dillard's (Anchor owned, not part of
 collateral) ...........................      Ba3/BB/BB-         190,075
Sears (Anchor owned, not part of
 collateral) ...........................    Baa1/BBB/BBB+        144,907
JCPenney (Anchor owned, not part
 of collateral) ........................      Ba3/BB+/BB          95,994
AMC ....................................      Caa1/B/NR           57,274        13.3%
Toys "R" Us (ground lease) .............    Baa3/BBB-/BB+         30,347         7.1
Borders (ground lease) .................       NR/NR/NR           25,000         5.8
Gap/Gap Kids ...........................     Ba3/BB+/BB-          10,632         2.5
Express/Bath & Body Works ..............     Baa1/BBB+/NR         10,425         2.4
                                                                 -------        ----
TOTAL ..................................                         133,678        31.1%
                                                                 =======        ====

                                                                     % OF
                                           ACTUAL                   ACTUAL     DATE OF LEASE
TENANT(1)                                 RENT PSF   ACTUAL RENT     RENT       EXPIRATION
---------------------------------------- ---------- ------------- ---------- ----------------
Parisian (Anchor owned, not part of
 collateral) ...........................
Dillard's (Anchor owned, not part of
 collateral) ...........................
Sears (Anchor owned, not part of
 collateral) ...........................
JCPenney (Anchor owned, not part
 of collateral) ........................
AMC ....................................  $ 18.00    $1,030,932       10.6%       March 2017
Toys "R" Us (ground lease) .............  $  5.17       156,996        1.6      January 2013
Borders (ground lease) .................  $  7.84       195,996        2.0   January 2018(3)
Gap/Gap Kids ...........................  $ 24.50       260,484        2.7      January 2005
Express/Bath & Body Works ..............  $ 22.00       229,350        2.4      January 2006
                                                     ----------       ----
TOTAL ..................................             $1,873,758       19.3%
                                                     ==========       ====

---------
(1) This table excludes the Old Navy lease (14,958 SF), as no income was attributed to the space for purposes of the underwriting of the West Oaks Mall Loan, and no income from February 2004 through October 2004 was attributed for purposes of the appraisal of the Mortgaged Property. Pursuant to an early termination option triggered by a gross sales threshold, the tenant terminated its lease on October 31, 2003. The tenant is presently operating at the Mortgaged Property on a month-to-month basis and is paying the borrower only its pro rata share of real estate taxes and water and sewer charges, which are approximately $53,000 per year. Pursuant to a non-binding letter of intent regarding the execution of a new lease, the tenant will be permitted to continue operations at the Mortgaged Property until October 31, 2005, on the same payment terms described in the preceding sentence.
(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3) The tenant under the Borders ground lease has an option to purchase the premises and improvements beginning any time after October 1, 2016, through the end of the lease term, for a purchase price of $1,200,000, which purchase price increases by 4% for each calendar year thereafter.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                  WA BASE                                  CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING       ROLLING      ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   ---------   ----------   -------------   --------------   -------------   ----------------
2003 .........          0        $  0.00            0           0.0%            0.0%             0.0%             0.0%
2004 .........         23        $ 20.66       44,198          10.3%           10.3%             9.4%             9.4%
2005 .........          6        $ 15.80       28,884           6.7%           17.0%             4.7%            14.1%
2006 .........         20        $ 31.60       46,014          10.7%           27.7%            15.0%            29.1%
2007 .........         47        $ 35.24       85,134          19.8%           47.6%            30.9%            59.9%
2008 .........          8        $ 22.92       34,070           7.9%           55.5%             8.0%            68.0%
2009 .........          5        $ 39.58       17,029           4.0%           59.5%             6.9%            74.9%
2010 .........          1        $ 35.00        1,745           0.4%           59.9%             0.6%            75.5%
2011 .........          3        $ 24.06        8,906           2.1%           62.0%             2.2%            77.7%
2012 .........          3        $ 29.02        6,444           1.5%           63.5%             1.9%            79.7%
2013 .........          3        $  7.22       33,476           7.8%           71.3%             2.5%            82.2%

---------
*     Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain monthly escrows of real estate taxes and insurance (unless the insurance policies are blanket policies) (i) upon the occurrence and continuance of an event of default or
  (ii) from the determination by the mortgagee that the net operating income from the Mortgaged Property for the trailing 12 month period is less than $8,670,000 and until the mortgagee subsequently determines that such net operating income is equal to or in excess of $8,670,000 for two consecutive subsequent calendar quarters (collectively, a "West Oaks Trigger Event"). In addition, upon the occurrence and continuance of a West Oaks Trigger Event, the borrower will be required to make monthly deposits of (a) $25,849.75 into a tenant improvement and leasing commission reserve, until such time as the balance of the tenant improvement and leasing commission reserve equals $310,197, and (b) $5,169.92 into a replacement reserve, until such time as the balance of the replacement reserve equals $62,039. In the event that the balance in the tenant improvement and leasing commission and/or the replacement reserves drop below the target amounts set forth in clauses (a) and (b) above, as applicable, the borrower will be required to resume making monthly deposits until the applicable target level(s) are achieved. See Annex A-3 to the preliminary prospectus supplement for more information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account. Funds in the lock box account are disbursed to the borrower on a daily basis unless a West Oaks Trigger Event has occurred and is continuing, during which time funds in the lock box account will not be available to the borrower and will be available solely to the mortgagee.

o MANAGEMENT. General Growth Management, Inc. is the property manager for the Mortgaged Property securing the West Oaks Mall Loan. The property manager is affiliated with the sponsor.

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including: (i) the borrower provides evidence that (a) the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgaged Property without a material diminution in the value of the Mortgaged Property, and (b) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); (ii) no event of default has occurred and is continuing; and (iii) the borrower delivers a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
PARK CITY CENTER

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City/State) .......................      Lancaster, PA
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................          1,367,529
  Occupancy as of October 13, 2003 ............              96.4%
  Year Built/Year Renovated ...................          1970/1997
  Appraisal Value .............................       $218,000,000
  Underwritten Occupancy ......................              93.0%
  Underwritten Revenues .......................        $25,995,457
  Underwritten Total Expenses .................         $8,909,797
  Underwritten Net Operating Income (NOI) .....        $17,085,660
  Underwritten Net Cash Flow (NCF) ............        $16,270,753




             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Eurohypo
     Cut-Off Date Balance ........................ $65,841,900
     Percentage of Cut-Off Date Pool Balance .....        5.7%
     Cut-off Date Loan Balance Per SF ............         $96
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      4.736%
     Original Term/Amortization ..................      84/360
     Remaining Term/Amortization .................      82/358
     Cut-Off Date LTV ............................       60.4%
     Maturity Date LTV ...........................       53.3%
     Underwritten DSCR on NOI ....................       2.07x
     Underwritten DSCR on NCF ....................       1.97x
     Shadow Rating (S&P/Fitch)* ..................    BBB/BBB+

* S&P and Fitch have confirmed that the Park City Center Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an obligation rated "BBB/BBB+", respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20

o THE LOAN. The Mortgage Loan (the "Park City Center Loan") is secured by a first mortgage encumbering the borrower's fee interest in a regional mall located in Lancaster, Pennsylvania. The Park City Center Loan represents approximately 5.7% of the Cut-Off Date Pool Balance. The Park City Center Loan was originated on September 12, 2003 and has a principal balance as of the Cut-Off Date of $65,841,900. The Park City Center Loan is a portion of a whole loan with an original principal balance of $163,000,000. The other loans related to the Park City Center Loan are evidenced by two separate notes dated September 12, 2003, the "Park City Center Pari Passu Loan", with an original principal balance of $66,000,000 and the "Park City Center Subordinate Loan", with an original principal balance of $31,000,000. The Park City Center Pari Passu Loan and Park City Center Subordinate Loan will not be assets of the trust. The Park City Center Loan, the Park City Center Pari Passu Loan and the Park City Center Subordinate Loan will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C8, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans".

o The Park City Center Loan has a remaining term of 82 months and matures on October 1, 2010. The Park City Center Loan may be prepaid on or after July 1, 2010 and permits defeasance with United States government obligations beginning on the date that is the earlier of (i) September 13, 2006 and (ii) two years from the date of the last securitization of any portion of the Park City Center Loan and its related companion loans.

o THE BORROWER. The borrower is Lancaster Trust, a special purpose entity. Legal counsel to the borrower delivered a non- consolidation opinion in connection with the origination of the Park City Center Loan. The sponsor of the borrower is GGP Ivanhoe III, Inc., which is a subsidiary of General Growth Properties, Inc. ("General Growth"). General Growth is a self-administered and self-managed publicly traded real estate investment trust rated "Ba3" (Moody's), "BBB-" (S&P) and "BB" (Fitch). General Growth owns, leases, manages, acquires and develops regional shopping malls, shopping centers and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 1,367,529 square foot anchored retail center situated on approximately 133.3 acres. The Mortgaged Property was constructed in 1970 and renovated in 1997. The Mortgaged Property is located in Lancaster, Pennsylvania, within the Lancaster, Pennsylvania metropolitan statistical area. As of October 13, 2003, the occupancy rate for the Mortgaged Property securing the Park City Center Loan was approximately 96.4%.

  The largest tenant is J.C. Penney Company, Inc. ("JCPenney"), occupying approximately 243,478 square feet, or approximately 17.8% of the net rentable area. JCPenney is a major retailer in the United States. The company also has interests in drug, catalog, and e-commerce merchandising. As of October 29, 2003, JCPenney was rated "Ba3" (Moody's), "BB+" (S&P) and "BB" (Fitch). The JCPenney lease expires in July 2005. The second largest tenant is Bon-Ton ("Bon-Ton"), occupying approximately 142,259 square feet, or approximately 10.4% of the net rentable area. The company's strategy focuses on being the premier fashion retailer in smaller secondary markets that demand, but often have limited access to, better branded merchandise. The Bon-Ton stores also offer home furnishings, cosmetics, accessories, shoes and other items. The Bon-Ton lease expires in September 2005. The third largest tenant is Kohl's ("Kohl's"), occupying approximately 92,472 square feet, or approximately 6.8% of the net rentable area. Kohl's is one of the fastest growing family-oriented department store chains in the United States. As of October 29, 2003, Kohl's was rated "A3" (Moody's), "A-" (S&P) and "A" (Fitch). The Kohl's lease expires in January 2017.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                    % OF NET                             % OF
                                      RATINGS*       NET RENTABLE   RENTABLE    ACTUAL                  ACTUAL   DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT    RENT      EXPIRATION
------------------------------- ------------------- -------------- ---------- ---------- ------------- -------- ---------------
JCPenney ......................      Ba3/BB+/BB         243,478        17.8%   $  1.23    $  298,572      2.1%     July 2005
Boscov (ground lease) .........       NR/NR/NR          226,652        16.6    $  0.00             1      0.0      July 2005
Sears (ground lease) ..........    Baa1/BBB/BBB+        158,329        11.6    $  0.22        35,004      0.2     April 2023
Bon-Ton .......................       NR/NR/NR          142,259        10.4    $  1.69       239,856      1.7   September 2005
Kohl's ........................       A3/A-/A            92,472         6.8    $  5.81       537,139      3.7    January 2017
Kids "R" US ...................    Baa3/BBB-/BB+         21,580         1.6    $ 10.60       228,744      1.6    January 2012
H & M .........................       NR/NR/NR           17,456         1.3    $ 25.00       436,404      3.0    January 2014
Foot Locker Triplex ...........      Ba3/BB+/NR          17,198         1.3    $  9.59       165,000      1.1    January 2009
Express .......................     Baa1/BBB+/NR         15,224         1.1    $ 22.50       342,540      2.4    January 2007
Borders Books & Music .........       NR/NR/NR           15,000         1.1    $ 14.50       217,500      1.5    January 2008
                                                        -------        ----               ----------     ----
TOTAL .........................                         949,648        69.4%              $2,500,760     17.3%
                                                        =======        ====               ==========     ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                   WA BASE                                   CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   -----------   ----------   -------------   --------------   -------------   ----------------
2003 .........          6          $ 25.20       21,406           1.6%            1.6%             3.7%             3.7%
2004 .........          9          $ 38.19       16,089           1.2%            2.7%             4.2%             8.0%
2005 .........         23          $  2.67      642,661          46.7%           49.5%            11.8%            19.8%
2006 .........         17          $ 26.89       52,833           3.8%           53.3%             9.8%            29.6%
2007 .........         20          $ 25.42       73,377           5.3%           58.6%            12.9%            42.5%
2008 .........         18          $ 27.39       58,507           4.3%           62.9%            11.1%            53.5%
2009 .........         13          $ 24.89       49,504           3.6%           66.5%             8.5%            62.0%
2010 .........         16          $ 37.87       37,721           2.7%           69.2%             9.9%            71.9%
2011 .........          7          $ 36.99       13,903           1.0%           70.3%             3.6%            75.5%
2012 .........          9          $ 25.26       50,455           3.7%           73.9%             8.8%            84.3%
2013 .........         10          $ 37.05       23,546           1.7%           75.6%             6.0%            90.3%

---------
*     Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain monthly escrows of real estate taxes and insurance (unless the policies are blanket policies) following an event of default under the loan documents or if the debt service coverage ratio is less than 1.30x (collectively, a "Park City Center Trigger Event"). In addition, following a Park City Center Trigger Event, the borrower will be required to deposit with the lender on each payment date (i) $78,727 into the tenant improvement and leasing commissions reserve, until such time as the balance in the tenant improvement and leasing commissions reserve equals $1,889,448 and (ii) approximately $19,682 into the replacement reserve, until such time as the balance in the replacement reserve equals $472,362. Once the balance in the rollover reserve and/or the replacement reserve drops below the target amount set forth in clause (i) or (ii) above, as applicable, the borrower will be required to resume making deposits into such reserve until the target level is achieved. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o MANAGEMENT. The Mortgaged Property securing the Park City Center Mall Loan is currently self-managed.

o RELEASE OF PARCEL. The borrower may obtain a release of certain non-improved, non-income producing property, except for certain parcels identified in the loan documents, upon providing satisfaction of certain conditions, including: (i) evidence that the released property is not necessary for the borrower's operation and its then current use of the Mortgaged Property and may be separated from the Mortgaged Property without a material diminution in the value of the Mortgaged Property; (ii) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas) and (iii) a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates. Notwithstanding the foregoing, the borrower may convey fee simple title to the land which is identified in the loan documents subject to the Boscov's lease upon the satisfaction of certain conditions, including: (i) evidence that the land subject to the Boscov's lease has been legally subdivided, that the remainder of the Mortgaged Property is in compliance in all material respects with applicable legal requirements and constitutes a separate tax lot, and a reciprocal easement agreement or other agreement has been executed and recorded and
  (ii) delivery of a title endorsement to the title insurance policy if the release would be expected to materially adversely affect the lender's rights under the title insurance policy as to the remainder of the Mortgaged Property.

o ENVIRONMENTAL. A release of gasoline beneath the Mortgaged Property from an automobile servicing building adjacent to JCPenney impacted the groundwater of an adjacent property. JCPenney and the operator of the automobile servicing building at the time of the release accepted responsibility for the remediation thereof. The Pennsylvania Department of Environmental Protection has approved of the responsible parties' plan of remediation of the impacted groundwater and is currently supervising the application of such plan of remediation. General Growth Properties, Inc. has provided an environmental indemnity with respect to such remediation.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
CHULA VISTA CENTER                                                        Top 20

                               [GRAPHIC OMITTED]

                           PROPERTY INFORMATION
  Number of Mortgaged Real Properties .............                  1
  Location (City, State) ..........................    Chula Vista, CA
  Property Type ................................... Retail -- Anchored
  Size (SF) .......................................            418,079
  Occupancy as of October 14, 2003 ................              88.4%
  Year Built/Year Renovated .......................          1962/1994
  Appraisal Value .................................       $103,000,000
  Underwritten Occupancy ..........................              88.7%
  Underwritten Revenues ...........................        $11,915,170
  Underwritten Total Expenses .....................         $3,804,099
  Underwritten Net Operating Income (NOI) .........         $8,111,070
  Underwritten Net Cash Flow (NCF) ................         $7,746,137




                   MORTGAGE LOAN INFORMATION
  Mortgage Loan Seller ........................     Eurohypo
  Cut-Off Date Balance ........................  $64,823,816
  Percentage of Cut-Off Date Pool Balance .....         5.6%
  Cut-Off Date Loan Balance Per SF ............         $155
  Number of Mortgage Loans ....................            1
  Type of Security ............................          Fee
  Mortgage Rate ...............................       4.120%
  Original Term/Amortization ..................       60/360
  Remaining Term/Amortization .................       58/358
  Cut-Off Date LTV ............................        62.9%
  Maturity Date LTV ...........................        57.4%
  Underwritten DSCR on NOI ....................        2.15x
  Underwritten DSCR on NCF ....................        2.05x
  Shadow Rating (S&P/Fitch)* ..................    BBB-/BBB-

* S&P and Fitch have confirmed that the Chula Vista Center Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-"/"BBB-", respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Chula Vista Center Loan") is secured by a first mortgage encumbering the borrower's fee interest in a regional mall located in Chula Vista, California. The Chula Vista Center Loan represents approximately 5.6% of the Cut-Off Date Pool Balance. The Chula Vista Center Loan was originated on September 12, 2003 and has a principal balance as of the Cut-Off Date of $64,823,816.

o The Chula Vista Center Loan has a remaining term of 58 months and matures on October 1, 2008. The Chula Vista Center Loan may be prepaid on or after July 1, 2008 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is C.V. Center, Inc., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chula Vista Center Loan. The sponsor of the borrower is GGP/Homart, Inc. GGP/Homart, Inc. is owned 50% by New York State Common Retirement Fund and 50% by GGP Limited Partnership and has approximately 118 preferred non-voting stockholders. General Growth Properties, Inc. ("General Growth") is a self-administered and self-managed publicly traded real estate investment trust rated "Ba3" (Moody's), "BBB-" (S&P) and "BB" (Fitch). General Growth owns, leases, manages, acquires and develops regional shopping malls, shopping centers and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet. As of December 31, 2002, the value of NYSCRF was $98.7 billion.

o THE PROPERTY. The Mortgaged Property is an approximately 892,179 square foot anchored retail center situated on approximately 55.3 acres. The Mortgaged Property was constructed in 1962 and renovated in 1994. The Mortgaged Property is located in Chula Vista, California, within the San Diego metropolitan statistical area. As of October 14, 2003, the occupancy rate for the Mortgaged Property securing the Chula Vista Center Loan was approximately 88.4%. The Mortgaged Property is anchored by Sears, Macy's, and Mervyn's, which are not part of the collateral and JCPenney, which is part of the collateral. The largest tenant is JCPenney occupying approximately 80,000 square feet, or approximately 19.1% of the net rentable area. JCPenney is a major retailer in the United States. The company also has interests in drug, catalog, and e-commerce merchandising. As of October 29, 2003, JCPenney was rated "Ba3" (Moody's), "BB+" (S&P) and "BB" (Fitch). The JCPenney lease expires in November 2008. The second largest tenant is Ultrastar Theaters occupying approximately 34,037 square feet, or approximately 8.1% of the net rentable area. Ultrastar Theaters operates a 10-screen cineplex at the Mortgaged Property. The Ultrastar Theaters lease expires in May 2013. The third largest tenant is Sav-on Drugs occupying approximately 21,344 square feet, or approximately 5.1% of the net rentable area. Sav-on Drugs, a subsidiary of Albertsons, Inc. operates a drug store at the Mortgaged Property. As of November 29, 2003, Sav-on was rated "Baa2" (Moody's), "BBB" (S&P) and "BBB" (Fitch). The Sav-on Drugs lease expires in March 2008.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                            % OF NET
                                              RATINGS*       NET RENTABLE   RENTABLE
TENANT                                   MOODY'S/S&P/FITCH     AREA (SF)      AREA
--------------------------------------- ------------------- -------------- ----------
Sears (Anchor owned, not part of
 collateral) ..........................   Baa1/BBB/BBB+         250,000
Macy's (Anchor owned, not part of
 collateral) ..........................   Baa1/BBB+/BBB+        142,500
Mervyn's (Anchor owned, not part of
 collateral) ..........................      A2/A+/A             81,600
JCPenney ..............................     Ba3/BB+/BB           80,000        19.1%
Ultrastar Theaters ....................      NR/NR/NR            34,037         8.1
Sav-on Drugs ..........................    Baa2/BBB/BBB          21,344         5.1
Foot Locker/Lady/Kids .................     Ba3/BB+/NR           15,073         3.6
Lerner New York .......................    Baa1/BBB+/NR          13,417         3.2
Olive Garden ..........................      NR/NR/NR            12,000         2.9
G.W. School Supplies ..................      NR/NR/NR            11,149         2.7
                                                                -------        ----
TOTALS ................................                         187,020        44.7%
                                                                =======        ====

                                                                   % OF
                                          ACTUAL       ACTUAL     ACTUAL   DATE OF LEASE
TENANT                                   RENT PSF       RENT       RENT     EXPIRATION
--------------------------------------- ---------- ------------- -------- --------------
Sears (Anchor owned, not part of
 collateral) ..........................
Macy's (Anchor owned, not part of
 collateral) ..........................
Mervyn's (Anchor owned, not part of
 collateral) ..........................
JCPenney ..............................  $  0.00    $        0      0.0%  November 2008
Ultrastar Theaters ....................  $ 21.48       731,004     10.7      May 2013
Sav-on Drugs ..........................  $ 14.00       298,812      4.4     March 2008
Foot Locker/Lady/Kids .................  $ 15.00       226,092      3.3    January 2008
Lerner New York .......................  $ 18.00       241,512      3.5    January 2004
Olive Garden ..........................  $ 15.25       183,000      2.7     July 2005
G.W. School Supplies ..................  $ 12.73       141,927      2.1     June 2008
                                                    ----------     ----   ---------------
TOTALS ................................             $1,822,347     26.6%
                                                    ==========     ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                               WA BASE                             CUMULATIVE %   % OF ACTUAL   CUMULATIVE % OF
                # OF LEASES    RENT/SF    TOTAL SF    % OF TOTAL       OF SF          RENT        ACTUAL RENT
YEAR              ROLLING      ROLLING     ROLLING   SF ROLLING*     ROLLING*       ROLLING*       ROLLING*
-------------- ------------- ----------- ---------- ------------- -------------- ------------- ----------------
2003 .........        5        $ 32.79      8,265         2.0%          2.0%           4.0%           4.0%
2004 .........       11        $ 20.58     41,569         9.9%         11.9%          12.5%          16.4%
2005 .........       14        $ 28.33     30,919         7.4%         19.3%          12.8%          29.2%
2006 .........        6        $ 28.73     14,887         3.6%         22.9%           6.2%          35.5%
2007 .........        6        $ 27.13     10,696         2.6%         25.4%           4.2%          39.7%
2008 .........        7        $  6.64    133,707        32.0%         57.4%          13.0%          52.7%
2009 .........        8        $ 28.85     18,302         4.4%         61.8%           7.7%          60.4%
2010 .........        8        $ 27.26     23,363         5.6%         67.4%           9.3%          69.7%
2011 .........        4        $ 19.18     16,707         4.0%         71.4%           4.7%          74.4%
2012 .........        8        $ 25.84     21,998         5.3%         76.6%           8.3%          82.7%
2013 .........        5        $ 23.35     40,736         9.7%         86.4%          13.9%          96.6%

---------
*     Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance (unless the policies are blanket policies) following an event of default under the loan documents or if the debt service coverage ratio is less than 1.25x (collectively, a "Chula Vista Center Trigger Event"). In addition, following a Chula Vista Center Trigger Event, the borrower will be required to deposit with the lender on each payment date (i) $33,487 into the rollover reserve, until such time as the balance in the rollover reserve equals $803,688 and (ii) $8,371.75 into the replacement reserve until such time as the balance in the replacement reserve account equals $200,922. Once the balance in the rollover reserve and/or the replacement reserve drops below the target amount set forth in clause (i) or (ii) above, as applicable, the borrower will be required to resume making deposits into such reserve until the target level is achieved.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account. Funds deposited into the lock box account are disbursed to the borrower on a daily basis until the occurrence of certain trigger events as defined in the loan documents, at which time the funds in the lock box account will no longer be available to the borrower, and will be available solely to the mortgagee.

o MANAGEMENT. General Growth Management, Inc. is the property manager for the Mortgaged Property securing the Chula Vista Center Loan.

o RELEASE OF PARCEL. The borrower may obtain a release of certain property, upon providing satisfaction of certain conditions, including: (i) evidence that the released property may be separated from the Mortgaged Property without a material diminution in the value of the Mortgaged Property; (ii) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); and (iii) a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates.

o ENVIRONMENTAL. A prior release of petroleum from a former fuel station impacted the groundwater and soil of the Mortgaged Property. A certified environmental professional was engaged by the related borrower to notify the San Diego County Department of Environmental Health of the condition and address such condition under the supervision. The borrower has provided an environmental indemnity with respect to such remediation.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
MEADOWS MALL

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City, State) ......................      Las Vegas, NV
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................            312,210
  Occupancy as of August 31, 2003 .............              96.6%
  Year Built/Year Renovated ...................          1978/2003
  Appraisal Value .............................       $173,800,000
  Underwritten Occupancy ......................              95.5%
  Underwritten Revenues .......................        $19,566,611
  Underwritten Total Expenses .................         $6,024,574
  Underwritten Net Operating Income (NOI) .....        $13,542,037
  Underwritten Net Cash Flow (NCF) ............        $13,202,871



            MORTGAGE LOAN INFORMATION
  Mortgage Loan Seller ..........................      ABN AMRO
  Cut-Off Date Balance ..........................   $55,768,045
  Percentage of Cut-Off Date Pool Balance .......          4.9%
  Cut-Off Date Loan Balance Per SF ..............          $357
  Number of Mortgage Loans ......................             1
  Type of Security ..............................           Fee
  Mortgage Rate .................................      5.45282%
  Original Term/Amortization ....................       120/360
  Remaining Term/Amortization ...................       116/356
  Cut-Off Date LTV ..............................         64.2%
  Maturity Date LTV .............................         53.8%
  Underwritten DSCR on NOI ......................         1.78x
  Underwritten DSCR on NCF ......................         1.74x
  Shadow Rating (S&P/Fitch)* ....................       BBB-/A-

* S&P and Fitch have confirmed that the Meadows Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-"/"A-", respectively.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20

o THE LOAN. The Mortgage Loan (the "Meadows Mall Loan") is secured by a first deed of trust encumbering the borrower's fee interest in the in-line component of a regional mall located in Las Vegas, Nevada, commonly known as the Meadows Mall. The Meadows Mall Loan represents approximately 4.9% of the Cut-Off Date Pool Balance. The Meadows Mall Loan was originated on July 31, 2003 and has a principal balance as of the Cut-Off Date of $55,768,045. The Meadows Mall Loan, which is evidenced by a pari passu note dated November 17, 2003, is a portion of a whole loan with an original principal balance of $112,000,000. The other portion of the whole loan is evidenced by a separate note dated November 17, 2003 (the "Meadows Mall Pari Passu Loan" and together with the Meadows Mall Loan, the ("Meadows Mall Whole Loan")). The Meadows Mall Pari Passu Loan will not be an asset of the trust. The Meadows Mall Loan and the Meadows Mall Pari Passu Loan will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans".

  The Meadows Mall Loan has a remaining term of 116 months and matures on August 1, 2013. The Meadows Mall Loan may be prepaid on or after May 1, 2013, and permits defeasance with United States government obligations beginning two years after the closing date of the securitization into which the Meadows Mall Pari Passu Loan is contributed.

o THE BORROWER. The borrower is GGP Meadows Mall L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Meadows Mall Loan. The sponsor of the borrower is GGP Ivanhoe III, Inc., which is a subsidiary of General Growth Properties, Inc. ("General Growth"). General Growth is a self-administered and self-managed publicly traded real estate investment trust rated "Ba3" (Moody's), "BBB-" (S&P) and "BB" (Fitch). General Growth owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States. General Growth and its affiliates currently have interests in approximately 150 properties in 41 states, totaling approximately 146 million square feet.

o THE PROPERTY. The Mortgaged Property is approximately 312,210 square feet of an approximately 949,063 square foot regional mall situated on approximately
  88.9 acres. The Mortgaged Property was constructed in 1978 and renovated in 1987, 1996, and 2003. The Mortgaged Property is located in Las Vegas, Nevada, within the Las Vegas metropolitan statistical area. As of August 31, 2003, the occupancy rate for the Mortgaged Property securing the Meadows Mall Loan was approximately 96.6%.

  The Meadows Mall is anchored by Sears, Dillard's, Macy's and JCPenney, none of which are part of the collateral. The largest tenant is Express, Inc. ("Express"), occupying approximately 8,342 square feet, or approximately 2.7% of the net rentable area. Express is wholly owned by Limited Brands Inc. As of November 25, 2003, Limited Brands Inc. was rated "Baa1" (Moody's) and "BBB+" (S&P). The Express lease expires in January 2007. The second largest tenant is HUB Distributing, Inc., doing business as Anchor Blue ("Anchor Blue"), occupying approximately 7,823 square feet, or approximately 2.5% of the net rentable area. The Anchor Blue lease expires in October 2010. The third largest tenant is Lawrence Merchandising Corporation of Nevada, Inc., doing business as Charlotte Russe ("Charlotte Russe"), occupying approximately 7,673 square feet, or approximately 2.5% of the net rentable area. The Charlotte Russe lease expires in January 2006.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                              NET      % OF NET     ACTUAL                   % OF
                                            RATINGS*        RENTABLE   RENTABLE      RENT                   ACTUAL   DATE OF LEASE
TENANT                                 MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF      ACTUAL RENT    RENT     EXPIRATION
------                                ------------------- ----------- ---------- ----------- ------------- -------- --------------
Dillard's (Anchor owned, not part of
 collateral) ........................      Ba3/BB/BB-       182,493
Macy's (Anchor owned, not part of
 collateral) ........................    Baa1/BBB+/BBB+     163,250
JCPenney (Anchor owned, not part of
 collateral) ........................      Ba3/BB+/BB       146,519
Sears (Anchor owned, not part of
 collateral) ........................    Baa1/BBB/BBB+      144,591
Express .............................     Baa1/BBB+/NR        8,342       2.7%     $ 22.00      $183,528      1.6%   January 2007
Anchor Blue .........................       NR/NR/NR          7,823       2.5      $ 21.00       164,280      1.5    October 2010
Charlotte Russe .....................       NR/NR/NR          7,673       2.5      $ 20.00       153,456      1.4    January 2006
Hollister Co. .......................       NR/NR/NR          7,538       2.4      $ 22.00       165,840      1.5    October 2013
Lerner New York .....................     Baa1/BBB+/NR        7,379       2.4      $ 19.00       140,196      1.2    January 2014
                                                            -------      ----                   --------      ---
TOTAL ...............................                        38,755      12.4%                  $807,300      7.2%
                                                            =======      ====                   ========      ===

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                               WA BASE                                                                 CUMULATIVE %
                # OF LEASES    RENT/SF    TOTAL SF   % OF TOTAL SF    CUMULATIVE %     % OF ACTUAL    OF ACTUAL RENT
YEAR              ROLLING      ROLLING     ROLLING      ROLLING*     OF SF ROLLING*   RENT ROLLING*      ROLLING*
-------------- ------------- ----------- ---------- --------------- ---------------- --------------- ---------------
2003 .........        4        $ 39.67     10,180          3.3%            3.3%             3.6%            3.6%
2004 .........       13        $ 30.91     31,413         10.1%           13.3%             8.6%           12.2%
2005 .........        6        $ 39.13      8,836          2.8%           16.2%             3.1%           15.2%
2006 .........       18        $ 38.66     36,760         11.8%           27.9%            12.6%           27.8%
2007 .........       20        $ 30.17     52,164         16.7%           44.6%            13.9%           41.8%
2008 .........       18        $ 37.18     34,772         11.1%           55.8%            11.5%           53.2%
2009 .........       14        $ 57.64     23,632          7.6%           63.3%            12.1%           65.3%
2010 .........       10        $ 35.99     26,008          8.3%           71.7%             8.3%           73.6%
2011 .........        6        $ 55.39     16,462          5.3%           76.9%             8.1%           81.7%
2012 .........        5        $ 28.61     13,722          4.4%           81.3%             3.5%           85.2%
2013 .........        9        $ 38.87     22,680          7.3%           88.6%             7.8%           93.0%

---------
* Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain monthly escrows of real estate taxes and insurance (unless the insurance policies are blanket policies) (i) upon the occurrence and continuance of an event of default or
  (ii) from the determination by the mortgagee that the net operating income from the Mortgaged Property for the trailing 12 month period is less than $11,135,000 and until the mortgagee subsequently determines that such net operating income is equal to or in excess of $11,135,000 for two consecutive subsequent calendar quarters (collectively, a "Meadows Trigger Event"). In addition, upon the occurrence and continuance of a Meadows Trigger Event, the borrower will be required to make monthly deposits of (a) $26,017.50 into a tenant improvement and leasing commission reserve, until such time as the balance of the tenant improvement and leasing commission reserve equals $309,983, and (b) $5,167 into a replacement reserve, until such time as the balance of the replacement reserve equals $61,997. In the event that the balance in the tenant improvement and leasing commission and/or the replacement reserves drop below the target amounts set forth in clauses (a) and (b) above, as applicable, the borrower will be required to resume making monthly deposits until the applicable target level(s) are achieved. See Annex A-3 to the preliminary prospectus supplement for more information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account. Funds in the lock box account are disbursed to the borrower on a daily basis unless a Meadows Trigger Event has occurred and is continuing, during which time funds in the lock box account will not be available to the borrower and will be available solely to the mortgagee.

o MANAGEMENT. The Mortgaged Property is self-managed by the borrower.

o RELEASE OF PARCELS. Upon the securitization of the Meadows Mall Pari Passu Loan, the borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including: (i) the borrower provides evidence that (a) the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgaged Property without a material diminution in the value of the Mortgaged Property, and (b) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); (ii) no event of default has occurred and is continuing; and (iii) the borrower delivers a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20
2 RECTOR STREET

                               [GRAPHIC OMITTED]

                      PROPERTY INFORMATION
  Number of Mortgaged Real Properties ........             1
  Location (City, State) .....................  New York, NY
  Property Type .............................. Office -- CBD
  Size (SF) ..................................       415,434
  Occupancy as of October 22, 2003 ...........         93.9%
  Year Built/Year Renovated ..................     1907/1983
  Appraisal Value ............................   $57,900,000
  Underwritten Occupancy .....................         92.5%
  Underwritten Revenues ......................   $11,230,134
  Underwritten Total Expenses ................    $5,875,264
  Underwritten Net Operating Income (NOI) ....    $5,354,870
  Underwritten Net Cash Flow (NCF) ...........    $4,827,916


                     MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Wachovia
     Cut-Off Date Balance ........................ $43,200,000
     Percentage of Cut-Off Date Pool Balance .....        3.8%
     Cut-Off Date Loan Balance Per SF ............        $104
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.850%
     Original Term / Amortization ................     120/360
     Remaining Term / Amortization ...............     120/360
     Cut-Off Date LTV ............................       74.6%
     Maturity Date LTV ...........................       63.0%
     Underwritten DSCR on NOI ....................       1.75x
     Underwritten DSCR on NCF ....................       1.58x

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "2 Rector Street Loan") is secured by a first mortgage encumbering the borrower's fee interest in an office building located in New York, New York. The 2 Rector Street Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The 2 Rector Street Loan was originated on November 21, 2003 and has a principal balance as of the Cut-Off Date of $43,200,000.

  The 2 Rector Street Loan has a remaining term of 120 months and matures on December 11, 2013. The 2 Rector Street Loan may be prepaid on or after September 11, 2013 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Rector Trinity Associates, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 2 Rector Street Loan. The sponsor is Laurence Gluck. Laurence Gluck is the principal of Stellar Management, which owns and operates approximately 9,000 apartment units and 3 million square feet of office space throughout the country.

o THE PROPERTY. The Mortgaged Property is an approximately 415,434 square foot office building situated on approximately 0.4 acres. The Mortgaged Property was constructed in 1907 and renovated in 1983. The Mortgaged Property is located in New York, New York, within the New York City metropolitan statistical area. As of October 22, 2003, the occupancy rate for the Mortgaged Property securing the 2 Rector Street Loan was approximately 93.9%.

  The largest tenant is The City of New York Department of Citywide Administrative Services occupying approximately 72,070 square feet, or approximately 17.3% of the net rentable area. This office is currently operated by the New York City Department of Transportation ("NYCDOT"). NYCDOT manages much of the city's transportation infrastructure, including city streets, highways, sidewalks and bridges. As of November 24, 2003, The City of New York had a municipal debt rating of "A2" (Moody's), "A" (S&P), and "A" (Fitch). The NYCDOT lease expires in July 2005. The second largest tenant is ABN AMRO Sage Corporation ("ABN AMRO") occupying approximately 51,971 square feet, or approximately 12.5% of the net rentable area. ABN AMRO is a wholly owned subsidiary of ABN AMRO Bank N.V ("ABN AMRO Bank"). ABN AMRO Bank is a global financial organization that operates more than 800 offices in Holland and another 2,600 in 75 other countries around the world. As of November 24, 2003, ABN AMRO had a senior unsecured debt rating of "Aa3" (Moody's), "AA-" (S&P), and "AA-" (Fitch). The ABN AMRO lease expires in October 2006. The third largest tenant is Barry, McTiernan & Moore, ("Barry, McTiernan, & Moore") occupying approximately 17,830 square feet, or approximately 4.3% of the net rentable area. Barry, McTiernan & Moore is a full service law firm specializing in personal injury litigation. The Mortgaged Property serves as the headquarters location of the firm. The Barry, McTiernan & Moore lease expires in November 2012.

The following table presents information relating to major tenants at the Mortgaged Property:

                                                                            % OF NET
                                              RATINGS*       NET RENTABLE   RENTABLE
TENANT                                   MOODY'S/S&P/FITCH     AREA (SF)      AREA
--------------------------------------- ------------------- -------------- ----------
The City of New York Department of
 Citywide Administrative Services .....        A2/A/A            72,070        17.3%
ABN AMRO Sage Corporation .............     Aa3/AA-/AA-          51,971        12.5
Barry, McTiernan & Moore ..............       NR/NR/NR           17,830         4.3
PAX Clearing Co., Ltd. Partner ........       NR/NR/NR           17,451         4.2
Morgan Guarantee Trust Company
 of New York ..........................       A1/NR/A+           17,442         4.2
                                                                 ------        ----
TOTAL .................................                         176,764        42.5%
                                                                =======        ====

                                                                    % OF
                                          ACTUAL       ACTUAL      ACTUAL    DATE OF LEASE
TENANT                                   RENT PSF       RENT        RENT      EXPIRATION
--------------------------------------- ---------- ------------- ---------- --------------
The City of New York Department of
 Citywide Administrative Services .....   $ 18.00   $1,297,260       13.4%    July 2005
ABN AMRO Sage Corporation .............   $ 29.40    1,528,027       15.8    October 2006
Barry, McTiernan & Moore ..............   $ 22.89      408,129        4.2   November 2012
PAX Clearing Co., Ltd. Partner ........   $ 23.00      401,373        4.1    August 2005
Morgan Guarantee Trust Company
 of New York ..........................   $ 29.76      519,074        5.4   February 2009
                                                    ----------       ----
TOTAL .................................             $4,153,863       42.8%
                                                    ==========       ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                  WA BASE                                  CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING       ROLLING      ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   ---------   ----------   -------------   --------------   -------------   ----------------
2003 .........         0         $  0.00            0          0.0%            0.0%             0.0%             0.0%
2004 .........         2         $ 10.53        2,670          0.6%            0.6%             0.3%             0.3%
2005 .........         2         $ 18.97       89,521         21.5%           22.2%            17.5%            17.8%
2006 .........         6         $ 29.59       69,805         16.8%           39.0%            21.3%            39.1%
2007 .........         6         $ 22.13       24,279          5.8%           44.8%             5.5%            44.6%
2008 .........         3         $ 31.56       14,931          3.6%           48.4%             4.9%            49.5%
2009 .........         6         $ 26.32       54,350         13.1%           61.5%            14.7%            64.3%
2010 .........         4         $ 40.45       12,749          3.1%           64.6%             5.3%            69.6%
2011 .........         2         $ 34.54        3,250          0.8%           65.4%             1.2%            70.7%
2012 .........         2         $ 23.89       19,093          4.6%           70.0%             4.7%            75.4%
2013 .........         6         $ 26.10       30,016          7.2%           77.2%             8.1%            83.5%

---------
*     Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance and replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee (i) at the closing of the 2 Rector Street loan, a sum of $1,000,000 for general tenant improvements and lease commissions and (ii) in connection with The City of New York lease expiration in July 2005, commencing on the first monthly Payment Date under the Note and continuing through July 2005, borrower is required to pay a deposit in an amount equal to $55,619.50 with monthly deposits adjusting to $34,619.50 commencing on the Payment Date in August 2005, subject to The
  City of New York renewing its lease or the borrower re-tenanting the space on economic terms favorable to the lender. To the extent The City of New
  York renews its lease or the borrower re-tenants the space on economic terms favorable to the lender, and the balance in the leasing reserve should equal or exceed $1,000,000, then the borrower's obligations to make the foregoing monthly deposits to the leasing reserve shall be suspended provided that such monthly obligations shall be reinstated to the extent the balance in the leasing reserve shall ever be less than $1,000,000 in any month to the extent that, after deducting any pending requests for disbursements from the leasing reserve, such deposit would increase the balance in the leasing reserve above $1,000,000. See annex A-3 to the prospectus supplement for more information regarding escrow reserves.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagor designated lock box account; however, in the event that The City of New York exercises their right to terminate their lease prior to the July 2005 expiration, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o MANAGEMENT. Stellar Management ("Stellar") is the property manager for the Mortgaged Property securing the 2 Rector Street Loan. Stellar is an affiliate of the sponsor of the borrower.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
VILLAS AT RANCHO PALOS VERDES

                                [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                1
  Location (City/State) .......................     Rancho Palos
                                                      Verdes, CA
  Property Type ...............................   Multifamily --
                                                    Conventional
  Size (Units) ................................              215
  Occupancy as of November 6, 2003 ............            93.0%
  Year Built/Year Renovated ...................        1968/2002
  Appraisal Value .............................      $51,300,000
  Underwritten Occupancy ......................            86.6%
  Underwritten Revenues .......................       $4,685,041
  Underwritten Total Expenses .................       $1,547,457
  Underwritten Net Operating Income (NOI) .....       $3,137,584
  Underwritten Net Cash Flow (NCF) ............       $3,081,254

               MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ............................      Wachovia
     Cut-Off Date Balance ............................   $36,000,000
     Percentage of Cut-Off Date Pool Balance .........         3.1 %
     Cut-off Date Loan Balance Per Unit ..............      $167,442
     Number of Mortgage Loans ........................             1
     Type of Security ................................           Fee
     Mortgage Rate ...................................     5.516611%
     Original Term/Amortization ......................        84/360
     Remaining Term/Amortization .....................        84/360
     Cut-Off Date LTV ................................         70.2%
     Maturity Date LTV ...............................         65.8%
     Underwritten DSCR on NOI ........................         1.28x
     Underwritten DSCR on NCF ........................         1.25x

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20

o THE LOAN. The Mortgage Loan (the "Villas at Rancho Palos Verdes Loan") is secured by a first mortgage encumbering the borrower's fee interest in a 215-unit multifamily complex located in Rancho Palos Verdes, California. The Villas at Rancho Palos Verdes Loan represents approximately 3.1% of the Cut-Off Date Pool Balance. The Villas at Rancho Palos Verdes Loan was originated on November 18, 2003 and has a principal balance as of the Cut-Off Date of $36,000,000. The companion loan also secured by the Mortgaged Property securing the Villas at Rancho Palos Verdes Loan is evidenced by a separate note dated November 18, 2003 (the "Villas at Rancho Palos Verdes Companion Loan") and has a principal balance of $4,700,000 as of the Cut-Off Date. The Villas at Rancho Palos Verdes Companion Loan will not be an asset of the trust. The Villas at Rancho Palos Verdes Loan and the Villas at Rancho Palos Verdes Companion Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL -- AB Mortgage loans" and will be serviced pursuant to the terms of the pooling and servicing agreement.

  The Villas at Rancho Palos Verdes Loan provides for interest-only payments for the first 30 months of its term, and thereafter, fixed monthly payments of principal and interest. The Villas at Rancho Palos Verdes Loan has a remaining term of 84 months and matures on December 11, 2010. The Villas at Rancho Palos Verdes Loan may be prepaid on or after October 11, 2010, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrowers are VRPV, LLC and Clemson Palos Verdes, LLC, each of which is a special purpose entity and own the Mortgaged Property as tenants in common. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Villas at Rancho Palos Verdes Loan. The sponsors are Alvin J. Wolff Jr. and Eugenia
  E. Wolff. The Wolff Companies control the borrowing entities. The Wolff Companies was founded in 1946 and is based in Spokane, Washington. The Wolff Companies is involved in commercial real estate ownership, management, development, brokerage, and corporate housing. The Wolff Companies specializes in Class A multifamily properties and currently owns approximately 3,500 apartment units, including the subject property.

o THE PROPERTY. The Mortgaged Property is a 215-unit garden-style apartment complex consisting of 8 buildings situated on approximately 5.6 acres. The Mortgaged Property was constructed in 1968 and renovated in 2002 and is located in Rancho Palos Verdes, California, within the Los Angeles, California metropolitan statistical area. As of November 6, 2003, the occupancy rate for the Mortgaged Property securing the Villas at Rancho Palos Verdes Loan was approximately 93.0%. The Mortgaged Property includes such amenities as a swimming pool, tennis court, fitness center, extensive landscaping and ocean views.

The following table presents information relating to the unit configuration of the Mortgaged Property:

                                               APPROXIMATE      APPROXIMATE      % OF NET
                                    NO. OF         UNIT        NET RENTABLE      RENTABLE        ASKING RENTAL
UNIT MIX                             UNITS      SIZE (SF)        AREA (SF)      AREA (SF)            RANGE
--------                           --------   -------------   --------------   -----------   --------------------
1-BR/1-BA ......................       28           775            21,700           9.1%         $ 1,550-$1,550
2-BR/1-BA ......................      147         1,131           166,218          69.5          $ 1,725-$2,775
2-BR/2-BA ......................       16         1,145            18,320           7.7          $ 2,380-$2,380
3-BR/2-BA ......................       24         1,376            33,024          13.8          $ 2,550-$2,550
                                      ---                         -------         -----
TOTAL/WEIGHTED AVERAGE .........      215         1,113           239,262         100.0%         $1,988/$1.79/SF
                                      ===                         =======         =====

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. At any time during the term of the Villas at Rancho Palos Verdes Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o PROPERTY MANAGEMENT. Fairfield Properties is the property manager for the Mortgaged Property securing the Villas at Rancho Palos Verdes Loan. Fairfield Properties currently manages approximately 160 Class A and Class B apartment communities located in 15 states.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
SPRING VALLEY MARKET PLACE

                                [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City, State) ......................  Spring Valley, NY
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................            206,013
  Occupancy as of September 16, 2003 ..........              98.8%
  Year Built/Year Renovated ...................          1988/1999
  Appraisal Value .............................        $40,560,000
  Underwritten Occupancy ......................              95.0%
  Underwritten Revenues .......................         $4,879,946
  Underwritten Total Expenses .................         $1,715,295
  Underwritten Net Operating Income (NOI) .....         $3,164,651
  Underwritten Net Cash Flow (NCF) ............         $2,935,969

             MORTGAGE LOAN INFORMATION
  Mortgage Loan Seller ............................      Wachovia
  Cut-Off Date Balance ............................   $31,966,717
  Percentage of Cut-Off Date Pool Balance .........          2.8%
  Cut-Off Date Loan Balance Per SF ................          $155
  Number of Mortgage Loans ........................             1
  Type of Security ................................           Fee
  Mortgage Rate ...................................        5.770%
  Original Term to ARD /Amortization ..............       120/360
  Remaining Term to ARD/Amortization ..............       119/359
  Cut-Off Date LTV ................................         78.8%
  Maturity Date LTV ...............................         66.5%
  Underwritten DSCR on NOI ........................         1.41x
  Underwritten DSCR on NCF ........................         1.31x

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20

o THE LOAN. The Mortgage Loan (the "Spring Valley Market Place Loan") is secured by a first mortgage encumbering the borrower's fee interest in an anchored retail center located in Spring Valley, New York. The Spring Valley Market Place Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The Spring Valley Market Place Loan was originated on November 7, 2003 and has a principal balance as of the Cut-Off Date of $31,966,717.

  The Spring Valley Market Place Loan has a remaining term of 119 months to its anticipated repayment date of November 11, 2013. The Spring Valley Market Place Loan may be prepaid on or after August 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The Borrower is Spring Valley Improvements, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Spring Valley Market Place Loan. The sponsor of the borrower is DLC Management Corporation, represented by Adam Ifshin. Formed in 1991, DLC Management Corporation's holdings currently consisting of 36 properties located in 18 states, totaling approximately 7 million square feet.

o THE PROPERTY. The Mortgaged Property is a 206,013 square foot anchored retail center situated on approximately 28.5 acres, constructed in 1988 and most recently renovated in 1999. The Mortgaged Property is located in Spring Valley, New York, within the New York City metropolitan statistical area. As of September 16, 2003, the occupancy rate for the Mortgaged Property securing the Spring Valley Market Place Loan was approximately 98.8%

  The largest tenant is Inserra Supermarkets, Inc., operating a Shop Rite store ("Shop Rite"), occupying approximately 60,828 square feet, or approximately 29.5% of the net rentable area. Inserra Supermarkets Inc. owns and operates 21 Shop Rite supermarkets and superstores in northern New Jersey and southeastern New York state. Owned by the Inserra family, Inserra Supermarkets Inc. is the fourth largest member of Wakefern Corporation, the owner of the Shop Rite name. The Shop Rite lease expires in December 2007. The second largest tenant is Christmas Tree Shops, Inc. ("Christmas Tree Shops"), occupying approximately 50,000 square feet, or approximately 24.3% of the net rentable area. Christmas Tree Shops, a retailer of giftware and household items, operates 23 stores in 6 northeastern states and is a subsidiary of Bed Bath & Beyond Inc. ("Bed Bath & Beyond"). As of November 21, 2003, Bed Bath & Beyond Inc. had a senior unsecured debt rating of "BBB" (S&P). The Christmas Tree Shops lease expires in May 2023. The third largest tenant is T.J. Maxx, occupying approximately 36,011 square feet, or approximately 17.5% of the net rentable area. T.J. Maxx, a subsidiary of TJX Companies, Inc. ("TJX"), sells brand-name apparel, shoes, domestics, giftware, and jewelry at discount prices.. As of November 21, 2003, TJX had senior unsecured debt ratings of "A3" (Moody's) and "A" (S&P). The T.J. Maxx lease expires in September 2006.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                      % OF NET
                                        RATINGS*       NET RENTABLE   RENTABLE
TENANT                             MOODY'S/S&P/FITCH     AREA (SF)      AREA
--------------------------------- ------------------- -------------- ----------
Shop Rite .......................       NR/NR/NR           60,828        29.5%
Christmas Tree Shops, Inc. ......      NR/BBB/NR           50,000        24.3
T.J. Maxx .......................       A3/A/NR            36,011        17.5
David's Bridal ..................    Baa1/BBB+/BBB+        10,500         5.1
Seven Days Enterprises ..........       NR/NR/NR            7,000         3.4
                                                           ------        ----
TOTAL ...........................                         164,339        79.8%
                                                          =======        ====

                                                              % OF
                                    ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                             RENT PSF   ACTUAL RENT     RENT       EXPIRATION
--------------------------------- ---------- ------------- ---------- ---------------
Shop Rite .......................  $ 11.00    $  669,108       20.4%   December 2007
Christmas Tree Shops, Inc. ......  $ 18.00       900,000       27.4      May 2023
T.J. Maxx .......................  $  7.41       266,842        8.1   September 2006
David's Bridal ..................  $ 25.00       262,500        8.0      July 2013
Seven Days Enterprises ..........  $ 30.00       210,000        6.4   September 2013
                                              ----------       ----
TOTAL ...........................             $2,308,450       70.3%
                                              ==========       ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                  WA BASE                                  CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING       ROLLING      ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   ---------   ----------   -------------   --------------   -------------   ----------------
2003 .........        0          $  0.00            0           0.0%            0.0%             0.0%             0.0%
2004 .........        2          $ 30.73        2,714           1.3%            1.3%             2.5%             2.5%
2005 .........        0          $  0.00            0           0.0%            1.3%             0.0%             2.5%
2006 .........        2          $  7.77       37,011          18.0%           19.3%             8.7%            11.3%
2007 .........        1          $ 11.00       60,828          29.5%           48.8%            20.4%            31.7%
2008 .........        8          $ 25.60       19,019           9.2%           58.0%            14.8%            46.5%
2009 .........        2          $ 21.49        3,000           1.5%           59.5%             2.0%            48.4%
2010 .........        0          $  0.00            0           0.0%           59.5%             0.0%            48.4%
2011 .........        1          $ 17.00        3,000           1.5%           61.0%             1.6%            50.0%
2012 .........        0          $  0.00            0           0.0%           61.0%             0.0%            50.0%
2013 .........        7          $ 26.59       27,948          13.6%           74.5%            22.6%            72.6%

---------
*     Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes, insurance and replacement reserves. The loan documents also required the borrower to deposit with mortgagee at the origination date a sum of approximately $414,869 for tenant improvements and leasing commissions. In addition, the borrower is required to deposit with the mortgagee a sum of $5,000 monthly to fund a Shop Rite leasing Reserve.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagor designated lock box account. At any time during the term of the Spring Valley Market Place Loan upon the occurrence of an event of default under the loan documents, or one month prior to hyper-amortization or the failure by Shop Rite to give notice of its intention to renew its lease by December 2006, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of November 11, 2013, if the Spring Valley Market Place Loan is not paid in full, the Spring Valley Market Place Loan enters into a hyper-amortization period through November 11, 2033. The interest rate applicable to the Spring Valley Market Place Loan during such hyper-amortization period will increase to the greater of the mortgage rate plus 3% or the treasury rate plus 3.0%.

o MANAGEMENT. The Spring Valley Market Place property is managed by DLC Management Corp. ("DLC"). DLC is a privately-owned developer and owner of shopping centers nationwide. Per Shopping Center World's April 2003 annual survey of the 100 largest shopping center owners, DLC is the country's 59th largest shopping center owner. DLC's holdings currently consist of 36 properties, totaling over 7,000,000 square feet, which are located in 18 states.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
CHESTER SPRINGS SHOPPING CENTER                                         Top 20

                               [GRAPHIC OMITTED]

                         PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City/State) .......................        Chester, NJ
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................            224,138
  Occupancy as of September 1, 2003 ...........             100.0%
  Year Built/Year Renovated ...................          1978/1998
  Appraisal Value .............................        $32,600,000
  Underwritten Occupancy ......................              95.0%
  Underwritten Revenues .......................         $3,732,921
  Underwritten Total Expenses .................         $1,236,926
  Underwritten Net Operating Income (NOI) .....         $2,495,995
  Underwritten Net Cash Flow (NCF) ............         $2,343,581


                     MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................   Citigroup
     Cut-Off Date Balance ........................ $24,949,094
     Percentage of Cut-Off Date Pool Balance .....        2.2%
     Cut-off Date Loan Balance Per SF ............        $111
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.510%
     Original Term/Amortization ..................     120/360
     Remaining Term/Amortization .................     118/358
     Cut-Off Date LTV ............................       76.5%
     Maturity Date LTV ...........................       64.1%
     Underwritten DSCR on NOI ....................       1.46x
     Underwritten DSCR on NCF ....................       1.37x

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Chester Springs Shopping Center Loan") is secured by a first mortgage encumbering the borrower's fee interest in an anchored retail center located in Chester, New Jersey. The Chester Springs Shopping Center Loan represents approximately 2.2% of the Cut-Off Date Pool Balance. The Chester Springs Shopping Center Loan was originated on October 1, 2003 and has a principal balance as of the Cut-Off Date of $24,949,094.

  The Chester Springs Shopping Center Loan has a remaining term of 118 months and matures on October 1, 2013. The Chester Springs Shopping Center Loan may be prepaid on or after September 1, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Chester Springs SC, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chester Springs Shopping Center Loan. The sponsor of the borrower is Ramco-Gershenson Properties, LP., an affiliate of Ramco-Gershenson Properties Trust (RPT), a Maryland REIT. The principals of RPT have been acquiring and managing commercial real estate for more than 45 years. RPT's portfolio consists of 59 shopping centers, with a combined square footage of approximately 11.5 million square feet, located in twelve states.

o THE PROPERTY. The Mortgaged Property is an approximately 224,138 square foot anchored retail center situated on approximately 22.7 acres. The Mortgaged Property was constructed in 1978 and renovated in 1998. The Mortgaged Property is located in Chester, New Jersey, within the Newark, New Jersey metropolitan statistical area. As of September 1, 2003, the occupancy rate for the Mortgaged Property securing the Chester Springs Shopping Center Loan was approximately 100.0%.

  The largest tenant is Village Supermarket, Inc. dba Shop Rite ("Village Supermarket"), occupying approximately 60,960 square feet, or approximately 27.2% of the net rentable area. Village Supermarket operates approximately 20 Shop Rite locations in New Jersey. The Village Supermarket lease expires in November 2016. The second largest tenant is Staples, Inc. ("Staples"), occupying approximately 20,800 square feet, or approximately 9.3% of the net rentable area. Staples is an office supplies retailer with 1,488 stores in the United States and worldwide. As of November 17, 2003, Staples was rated "Baa2" (Moody's), "BBB-" (S&P) and "BBB" (Fitch). The Staples lease expires in January 2008. The third largest tenant is Xercise, Inc. ("Xercise, Inc.") occupying approximately 17,849 square feet, or approximately 8.0% of the net rentable area. Xercise Inc. operates as the health club, Excellence in Exercise, and operates an additional health club in New Jersey. The Excellence in Exercise lease expires in September 2006.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                     % OF NET                              % OF
                                       RATINGS*       NET RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                            MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
-------------------------------- ------------------- -------------- ---------- ---------- ------------- ---------- ---------------
Shop Rite ......................       NR/NR/NR           60,960        27.2%   $  9.11    $  555,498       19.0%   November 2016
Staples ........................    Baa2/BBB-/BBB         20,800         9.3    $  9.50       197,600        6.8    January 2008
Excellence in Exercise .........       NR/NR/NR           17,849         8.0    $ 10.08       180,000        6.2   September 2006
Mars Stores of Chester .........       NR/NR/NR           14,388         6.4    $ 10.96       157,718        5.4   September 2016
CVS Corporation ................       A2/A/NR            13,724         6.1    $  4.22        57,893        2.0      July 2008
                                                          ------        ----               ----------       ----
TOTAL ..........................                         127,721        57.0%              $1,148,709       39.3%
                                                         =======        ====               ==========       ====

---------
* Certain credit ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20
The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                   WA BASE                                   CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   -----------   ----------   -------------   --------------   -------------   ----------------
2003 .........        4            $ 13.26       10,855           4.8%            4.8%             4.9%             4.9%
2004 .........        2            $ 19.06        2,106           0.9%            5.8%             1.4%             6.3%
2005 .........        5            $ 18.69       12,194           5.4%           11.2%             7.8%            14.1%
2006 .........        6            $ 14.52       32,107          14.3%           25.5%            16.0%            30.1%
2007 .........        8            $ 21.34       14,450           6.4%           32.0%            10.6%            40.6%
2008 .........        8            $ 10.42       58,311          26.0%           58.0%            20.8%            61.4%
2009 .........        1            $ 23.00        3,024           1.3%           59.4%             2.4%            63.8%
2010 .........        0            $  0.00            0           0.0%           59.4%             0.0%            63.8%
2011 .........        2            $ 19.50        5,750           2.6%           61.9%             3.8%            67.7%
2012 .........        0            $  0.00            0           0.0%           61.9%             0.0%            67.7%
2013 .........        2            $ 19.32        7,055           3.1%           65.1%             4.7%            72.3%

---------
* Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents required the borrower to deposit with mortgagee at the closing of the Chester Springs Shopping Center Loan, a sum of $150,000 to address certain environmental issues at the Mortgaged Property. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o ENVIRONMENTAL. The borrower has entered into an agreement with the New Jersey Department of Environmental Protection to investigate and, if necessary, clean up dry cleaning chemicals-related contamination at the property. The borrower has submitted a claim under its pollution legal liability policy for this contamination, and the insurer, a subsidiary of AIG, has agreed to cover the claim if remediation is required, subject to a $50,000 deductible.

o MANAGEMENT. Ramco-Gershenson Inc. is the property manager for the Mortgaged Property securing the Chester Springs Shopping Center Loan. The property manager is affiliated with the borrower.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
T.J. MAXX PLAZA

                               [GRAPHIC OMITTED]


              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City, State) ......................     Sacramento, CA
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................            126,768
  Occupancy as of October 31, 2003 ............              97.9%
  Year Built/Year Renovated ...................            1987/NA
  Appraisal Value .............................        $31,100,000
  Underwritten Occupancy ......................              95.0%
  Underwritten Revenues .......................         $3,026,709
  Underwritten Total Expenses .................           $802,228
  Underwritten Net Operating Income (NOI) .....         $2,224,481
  Underwritten Net Cash Flow (NCF) ............         $2,096,782

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Wachovia
     Cut-Off Date Balance ........................ $24,600,000
     Percentage of Cut-Off Date Pool Balance .....        2.1%
     Cut-Off Date Loan Balance Per SF ............        $194
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.530%
     Original Term to ARD/Amortization ...........      60/360
     Remaining Term to ARD/Amortization ..........      59/360
     Cut-Off Date LTV ............................       79.1%
     Maturity Date LTV ...........................       75.9%
     Underwritten DSCR on NOI ....................       1.32x
     Underwritten DSCR on NCF ....................       1.25x

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
                                                                          Top 20

o THE LOAN. The Mortgage Loan (the "T.J. Maxx Plaza Loan") is secured by a first mortgage encumbering the borrower's fee interest in an anchored retail center located in Sacramento, California. The T.J. Maxx Plaza Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The T.J. Maxx Plaza Loan was originated on October 28, 2003 and has a principal balance as of the Cut-Off Date of $24,600,000. The T.J. Maxx Plaza Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The T.J. Maxx Plaza Loan has a remaining term of 59 months to its anticipated repayment date of November 11, 2008. The T.J. Maxx Plaza Loan may be prepaid on or after September 11, 2008, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is Roseville Plaza, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the T.J. Maxx Plaza Loan. The sponsors of the borrower are two principals of the the Hill Companies, LLC ("Hill Companies"), Jim Hill and Steve Heath. The Hill Companies focus on the acquisition of real estate projects of all types with particular focus on commercial and multifamily assets. Mr. Hill and Mr. Heath combined have approximately 40 years of real estate investment experience.

o THE PROPERTY. The Mortgaged Property is an approximately 126,768 square foot anchored retail center situated on approximately 11.2 acres. The Mortgaged Property was constructed in 1987. The Mortgaged Property is located in Sacramento, California, within the Sacramento-Yolo, California metropolitan statistical area. As of October 31, 2003, the occupancy rate for the Mortgaged Property securing the T.J. Maxx Plaza Loan was approximately 97.9%.

  The largest tenant is T.J. Maxx ("T.J. Maxx") occupying approximately 25,200 square feet, or approximately 19.9% of the net rentable area. T.J. Maxx sells brand-name family apparel, accessories, women's shoes, domestics, giftware, and jewelry at discount prices at more than 1,840 stores nationwide. As of November 24, 2003, The TJX Companies, Inc. was rated "A3" (Moody's) and "A" (S&P). The T.J. Maxx lease expires in January 2008. The second largest tenant is Dunn-Edwards Paints ("Dunn-Edwards Paints"), occupying approximately 9,200 square feet, or approximately 7.3% of the net rentable area. Dunn-Edwards Paints manufactures paints, varnishes, lacquers, enamels, and other paint-related products, and operates stores throughout Arizona, California, Nevada, New Mexico and Texas. The Dunn-Edwards Paints lease expires in October 2008. The third largest tenant is Aaron Brothers ("Aaron Brothers"), occupying approximately 7,500 square feet, or approximately 5.9% of the net rentable area. Aaron Brothers, a subsidiary of Michaels Stores, Inc. ("Michaels") sells art and hobby supplies, decor, frames, needlecraft kits, party supplies, seasonal products, and silk and dried flowers. As of November 24, 2003, Michaels was rated "Ba1" (Moody's) and "BB+" (S&P). The Aaron Brothers lease expires in October 2007.

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                  % OF NET                             % OF
                                    RATINGS*       NET RENTABLE   RENTABLE    ACTUAL                  ACTUAL   DATE OF LEASE
TENANT                         MOODY'S/S&P/FITCH     AREA (SF)      AREA     RENT PSF   ACTUAL RENT    RENT     EXPIRATION
----------------------------- ------------------- -------------- ---------- ---------- ------------- -------- --------------
T.J. Maxx ...................       A3/A/NR           25,200         19.9%   $  6.50      $163,800      6.8%   January 2008
Dunn-Edwards Paints .........       NR/NR/NR           9,200          7.3    $ 19.80       182,160      7.6    October 2008
Aaron Brothers ..............      Ba1/BB+/NR          7,500          5.9    $  9.52        71,424      3.0    October 2007
Lakeshore Learning ..........       NR/NR/NR           7,200          5.7    $ 21.00       151,200      6.3     June 2013
Leather Factory .............       NR/NR/NR           6,250          4.9    $ 30.00       187,500      7.8      May 2007
                                                      ------         ----                 --------     ----
TOTAL .......................                         55,350         43.7%                $756,084     31.4%
                                                      ======         ====                 ========     ====

---------
* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

The following table presents information relating to the lease rollover schedule at the Mortgaged Property:

                                   WA BASE                                   CUMULATIVE %     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL         OF SF            RENT          ACTUAL RENT
YEAR                ROLLING        ROLLING       ROLLING     SF ROLLING*       ROLLING*         ROLLING*         ROLLING*
--------------   -------------   -----------   ----------   -------------   --------------   -------------   ----------------
2003 .........        2            $ 23.67        2,800          2.2 %           2.2 %             2.7%              2.7%
2004 .........        7            $ 24.07       10,916           8.6%           10.8%            10.9%             13.6%
2005 .........        8            $ 22.23       20,622          16.3%           27.1%            19.0%             32.7%
2006 .........        5            $ 24.33       11,916           9.4%           36.5%            12.0%             44.7%
2007 .........        6            $ 21.94       25,015          19.7%           56.2%            22.8%             67.4%
2008 .........        5            $ 12.45       40,056          31.6%           87.8%            20.7%             88.1%
2009 .........        0            $  0.00            0           0.0%           87.8%             0.0%             88.1%
2010 .........        1            $ 24.00        3,298           2.6%           90.4%             3.3%             91.4%
2011 .........        1            $ 24.60        2,270           1.8%           92.2%             2.3%             93.7%
2012 .........        0            $  0.00            0           0.0%           92.2%             0.0%             93.7%
2013 .........        1            $ 21.00        7,200           5.7%           97.9%             6.3%            100.0%

---------
*     Calculated based on approximate square footage occupied by each tenant.

o ESCROWS. The loan documents provide for certain escrows of real estate taxes and insurance and provide for replacement reserves. In addition, the loan documents require the borrower to deposit with mortgagee at the closing of the T.J. Maxx Plaza Loan, a sum of $490,000 for tenant improvements and leasing commissions. See Annex A-3 to the preliminary prospectus supplement for information regarding escrow reserves.

o LOCK BOX ACCOUNT. Upon the anticipated repayment date of November 11, 2008 or at any time during the term of T.J. Maxx Plaza Loan in the event of a default, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lockbox account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of November 11, 2008, if the T.J. Maxx Plaza Loan is not paid in full, the T.J. Maxx Plaza Loan enters into a hyper-amortization period through November 11, 2033. The interest rate applicable to the T.J. Maxx Plaza Loan during such hyper-amortization period will increase to the greater of the mortgage rate plus 2.5% or the treasury rate plus 2.5%, in each case subject to an annual increase of 0.25%.

o MANAGEMENT. GRE Management Services, Inc. ("GRE") is the property manager for the Mortgaged Property securing the T.J. Maxx Plaza Loan. GRE has approximately 50 years experience in development, leasing, management, acquisition and sales of commercial real estate and has been providing property management services to outside clients for fifteen years. Currently GRE manages approximately 567,000 square feet of commercial space.

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
BELLAMAY GRAND                                                         Top 20

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........               1
  Location (City, State) ...................... Gainesville, FL
  Property Type ...............................  Multifamily --
                                                   Conventional
  Size (Units) ................................             360
  Occupancy as of October 27, 2003 ............           95.3%
  Year Built/Year Renovated ...................         2001/NA
  Appraisal Value .............................     $27,270,000
  Underwritten Occupancy ......................           94.0%
  Underwritten Revenues .......................      $3,229,747
  Underwritten Total Expenses .................      $1,138,609
  Underwritten Net Operating Income (NOI) .....      $2,091,138
  Underwritten Net Cash Flow (NCF) ............      $2,001,138

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................     LaSalle
     Cut-Off Date Balance ........................ $21,800,000
     Percentage of Cut-Off Date Pool Balance .....        1.9%
     Cut-Off Date Loan Balance Per Unit ..........     $60,556
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.585%
     Original Term/Amortization ..................     120/348
     Remaining Term/Amortization .................     120/348
     Cut-Off Date LTV ............................       79.9%
     Maturity Date LTV ...........................       67.6%
     Underwritten DSCR on NOI ....................       1.38x
     Underwritten DSCR on NCF ....................       1.32x

                                                APPROXIMATE UNIT      APPROXIMATE NET       % OF NET       ASKING RENTAL
UNIT MIX                          NO. OF UNITS       SIZE (SF)      RENTABLE AREA (SF)   RENTABLE AREA         RANGE
-------------------------------- -------------- ------------------ -------------------- --------------- ------------------
1-BR/2-BA ......................        72               782               56,304             15.6%       $     705-$705
2-BR/2-BA ......................       252             1,008              254,016             70.4        $     740-$830
3-BR/2-BA ......................        36             1,404               50,544             14.0        $ 1,020-$1,020
                                       ---                                -------            -----
TOTAL/WEIGHTED AVERAGE .........       360             1,002              360,864            100.0%       $ 800/$0.80/SF
                                       ===                                =======            =====        ==============

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
BELLAIR PLAZA

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City/State) .......................  Daytona Beach, FL
  Property Type ............................... Retail -- Anchored
  Size (SF) ...................................            345,995
  Occupancy as of October 28, 2003 ............              71.3%
  Year Built/Year Renovated ...................          1960/2002
  Appraisal Value .............................        $34,130,000
  Underwritten Occupancy ......................              68.5%
  Underwritten Revenues .......................         $3,096,798
  Underwritten Total Expenses .................           $994,641
  Underwritten Net Operating Income (NOI) .....         $2,102,156
  Underwritten Net Cash Flow (NCF) ............         $1,958,402

              MORTGAGE LOAN INFORMATION
   Mortgage Loan Seller ............................   Citigroup
   Cut-Off Date Balance ............................ $21,779,381
   Percentage of Cut-Off Date Pool Balance .........        1.9%
   Cut-off Date Loan Balance Per SF ................         $63
   Number of Mortgage Loans ........................           1
   Type of Security ................................         Fee
   Mortgage Rate ...................................      5.400%
   Original Term/Amortization ......................     120/360
   Remaining Term/Amortization .....................     116/356
   Cut-Off Date LTV ................................       63.8%
   Maturity Date LTV ...............................       53.4%
   Underwritten DSCR on NOI ........................       1.43x
   Underwritten DSCR on NCF ........................       1.33x

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                       % OF NET
                                        RATINGS(1)      NET RENTABLE   RENTABLE
TENANT                              MOODY'S/S&P/FITCH     AREA (SF)      AREA
---------------------------------- ------------------- -------------- ----------
Publix ...........................       NR/NR/NR           44,270        12.8%
Beall's Department Store .........       NR/NR/NR           40,000        11.6
Bellair Lanes ....................       NR/NR/NR           30,225         8.7
Beall's Outlet Store .............       NR/NR/NR           21,190         6.1
Walgreens(2) .....................      Aa3/A+/NR           15,120         4.4
                                                            ------        ----
TOTAL ............................                         150,805        43.6%
                                                           =======        ====

                                                               % OF
                                     ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                              RENT PSF   ACTUAL RENT     RENT      EXPIRATION
---------------------------------- ---------- ------------- ---------- --------------
Publix ...........................  $  8.80    $  389,576       10.8%   January 2022
Beall's Department Store .........  $  7.00       280,000        7.7     April 2016
Bellair Lanes ....................  $  4.11       124,177        3.4    October 2008
Beall's Outlet Store .............  $  5.24       111,000        3.1     April 2008
Walgreens(2) .....................  $ 17.20       260,000        7.2     July 2061
                                               ----------       ----
TOTAL ............................             $1,164,753       32.2%
                                               ==========       ====

---------
(1) Certain credit ratings are those of the parent company whether or not the parent guarantees the lease.
(2) The Walgreens lease has a term of 60 years and expires in July 2061; however, the tenant has a lease termination option beginning in the 240th month through the 300th month of the lease.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
MILLER PLACE SHOPPING CENTER                                            Top 20

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                   1
  Location (City/State) .......................    Miller Place, NY
  Property Type ...............................  Retail -- Anchored
  Size (SF) ...................................              95,665
  Occupancy as of September 18, 2003 ..........               90.7%
  Year Built/Year Renovated ...................             2002/NA
  Appraisal Value .............................         $25,200,000
  Underwritten Occupancy ......................               89.5%
  Underwritten Revenues .......................          $2,582,009
  Underwritten Total Expenses .................            $608,223
  Underwritten Net Operating Income (NOI) .....          $1,973,786
  Underwritten Net Cash Flow (NCF) ............          $1,942,520

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................   Citigroup
     Cut-Off Date Balance ........................ $20,219,345
     Percentage of Cut-Off Date Pool Balance .....        1.8%
     Cut-off Date Loan Balance Per SF ............        $211
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.870%
     Original Term/Amortization ..................     120/360
     Remaining Term/Amortization .................     119/359
     Cut-Off Date LTV ............................       80.2%
     Maturity Date LTV ...........................       67.9%
     Underwritten DSCR on NOI ....................       1.37x
     Underwritten DSCR on NCF ....................       1.35x

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                 NET      % OF NET
                                               RATINGS*        RENTABLE   RENTABLE
TENANT                                    MOODY'S/S&P/FITCH   AREA (SF)     AREA
---------------------------------------- ------------------- ----------- ----------
Stop & Shop ............................      B1/BB-/BB-        67,715       70.8%
Ruby Tuesday ...........................       NR/NR/NR          6,090        6.4
Washington Mutual Bank .................       A2/A-/A           3,500        3.7
La Casa Pizzeria & Restaurant Inc. .....       NR/NR/NR          3,500        3.7
R & T Enterprises ......................       NR/NR/NR          2,000        2.1
                                                                ------       ----
TOTAL ..................................                        82,805       86.6%
                                                                ======       ====

                                            ACTUAL                    % OF
                                             RENT        ACTUAL      ACTUAL    DATE OF LEASE
TENANT                                       PSF          RENT        RENT       EXPIRATION
---------------------------------------- ----------- ------------- ---------- ---------------
Stop & Shop ............................   $23.48      $1,589,730     69.6%      March 2023
Ruby Tuesday ...........................   $21.35         130,000      5.7     September 2013
Washington Mutual Bank .................   $25.00          87,500      3.8       March 2013
La Casa Pizzeria & Restaurant Inc. .....   $25.00          87,500      3.8       April 2012
R & T Enterprises ......................   $25.00          50,000      2.2        July 2012
                                                       ----------     ----
TOTAL ..................................               $1,944,730     85.1%
                                                       ==========     ====

* Certain credit ratings are those of the parent company whether or not the parent guarantees the lease.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
BIRKDALE COMMONS

                               [GRAPHIC OMITTED]

                PROPERTY INFORMATION
  Number of Mortgaged Real Properties .............                 1
  Location (City, State) .......................... Myrtle Beach , SC
  Property Type ...................................    Multifamily --
                                                         Conventional
  Size (Units) ....................................               312
  Occupancy as of September 22, 2003 ..............             95.2%
  Year Built/Year Renovated .......................           2002/NA
  Appraisal Value .................................       $23,000,000
  Underwritten Occupancy ..........................             87.5%
  Underwritten Revenues ...........................        $2,710,893
  Underwritten Total Expenses .....................          $893,044
  Underwritten Net Operating Income (NOI) .........        $1,817,849
  Underwritten Net Cash Flow (NCF) ................        $1,739,849

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................     LaSalle
     Cut-Off Date Balance ........................ $18,179,357
     Percentage of Cut-Off Date Pool Balance .....        1.6%
     Cut-Off Date Loan Balance Per Unit ..........     $58,267
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.310%
     Original Term/Amortization ..................     120/360
     Remaining Term/Amortization .................     119/359
     Cut-Off Date LTV ............................       79.0%
     Maturity Date LTV ...........................       65.7%
     Underwritten DSCR on NOI ....................       1.50x
     Underwritten DSCR on NCF ....................       1.43x

                                                  APPROXIMATE UNIT SIZE     APPROXIMATE NET       % OF NET       ASKING RENTAL
UNIT MIX                           NO. OF UNITS            (SF)           RENTABLE AREA (SF)   RENTABLE AREA         RANGE
--------------------------------- -------------- ----------------------- -------------------- --------------- ------------------
1-BR/1-BA .......................        84                 787                  66,108             21.4%     $    680-$680
2-BR/2-BA .......................       156                 989                 154,284             49.9%     $    780-$780
3-BR/2-BA .......................        72               1,229                  88,488             28.6%     $    940-$940
                                        ---                                     -------            -----
TOTAL/WEIGHTED AVERAGE ..........       312                 990                 308,880            100.0%     $ 790/$0.80/SF
                                        ===                                     =======            =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
ATLANTIC PALMS                                                           Top 20

                               [GRAPHIC OMITTED]

             PROPERTY INFORMATION
  Number of Mortgaged Real Properties ........                    1
  Location (City/State) ...................... North Charleston, SC
  Property Type ..............................       Multifamily --
                                                       Conventional
  Size (Units) ...............................                  312
  Occupancy as of September 24, 2003 .........                90.7%
  Year Built/Year Renovated ..................              2001/NA
  Appraisal Value ............................          $22,510,000
  Underwritten Occupancy .....................                90.0%
  Underwritten Revenues ......................           $2,728,708
  Underwritten Total Expenses ................             $998,665
  Underwritten Net Operating Income (NOI) ....           $1,730,043
  Underwritten Net Cash Flow (NCF) ...........           $1,652,043

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................     LaSalle
     Cut-Off Date Balance ........................ $18,000,000
     Percentage of Cut-Off Date Pool Balance .....        1.6%
     Cut-off Date Loan Balance Per Unit ..........     $57,692
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.560%
     Original Term/Amortization ..................     120/360
     Remaining Term/Amortization .................     120/360
     Cut-Off Date LTV ............................       80.0%
     Maturity Date LTV ...........................       70.0%
     Underwritten DSCR on NOI ....................       1.40x
     Underwritten DSCR on NCF ....................       1.34x

                                                   APPROXIMATE      APPROXIMATE NET       % OF NET       ASKING RENTAL
UNIT MIX                          NO. OF UNITS   UNIT SIZE (SF)   RENTABLE AREA (SF)   RENTABLE AREA         RANGE
-------------------------------- -------------- ---------------- -------------------- --------------- ------------------
1-BR/1-BA ......................        78              830              64,740             19.7%          $670-$670
2-BR/2-BA ......................       162            1,063             172,206             52.4           $730-$845
3-BR/2-BA ......................        72            1,270              91,440             27.8           $905-$905
                                       ---                              -------            -----
TOTAL/WEIGHTED AVERAGE .........       312            1,053             328,386            100.0%        $770/$0.73/SF
                                       ===                              =======            =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
PAVILION CROSSINGS I

                               [GRAPHIC OMITTED]

             PROPERTY INFORMATION
  Number of Mortgaged Real Properties ........              1
  Location (City, State) .....................  Charlotte, NC
  Property Type .............................. Multifamily --
                                                 Conventional
  Size (Units) ...............................            288
  Occupancy as of October 31, 2003 ...........          88.5%
  Year Built/Year Renovated ..................        2001/NA
  Appraisal Value ............................    $20,600,000
  Underwritten Occupancy .....................          80.0%
  Underwritten Revenues ......................     $2,301,984
  Underwritten Total Expenses ................       $959,616
  Underwritten Net Operating Income (NOI) ....     $1,342,368
  Underwritten Net Cash Flow (NCF) ...........     $1,270,368

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Wachovia
     Cut-Off Date Balance ........................ $16,250,000
     Percentage of Cut-Off Date Pool Balance .....        1.4%
     Cut-Off Date Loan Balance Per Unit ..........     $56,424
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      4.900%
     Original Term/Amortization ..................     120/360
     Remaining Term/Amortization .................     115/360
     Cut-Off Date LTV ............................       78.9%
     Maturity Date LTV ...........................       68.1%
     Underwritten DSCR on NOI ....................       1.30x
     Underwritten DSCR on NCF ....................       1.23x

The following table presents information relating to the unit configuration of the Mortgaged property.

                                                                   APPROXIMATE      % OF NET
                                    NO. OF       APPROXIMATE      NET RENTABLE      RENTABLE       ASKING RENTAL
UNIT MIX                             UNITS     UNIT SIZE (SF)       AREA (SF)      AREA (SF)           RANGE
--------------------------------   --------   ----------------   --------------   -----------   ------------------
1-BR/1-BA ......................      132             823            108,600          37.3%          $645-$675
2-BR/2-BA ......................      132           1,119            147,642          50.7           $805-$850
3-BR/2-BA ......................       24           1,452             34,848          12.0         $1,058-$1,058
                                      ---                            -------         -----
TOTAL/WEIGHTED AVERAGE .........      288           1,011            291,090         100.0%        $770/$0.76/SF
                                      ===                            =======         =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
ADAGIO APARTMENTS                                                        Top 20

                               [GRAPHIC OMITTED]

                      PROPERTY INFORMATION
  Number of Mortgaged Real Properties .......              1
  Location (City/State) .....................  Covington, WA
  Property Type ............................. Mutlifamily --
                                                Conventional
  Size (Units) ..............................            200
  Occupancy as of October 3, 2003 ...........          92.5%
  Year Built/Year Renovated .................        2003/NA
  Appraisal Value ...........................    $18,900,000
  Underwritten Occupancy ....................          89.9%
  Underwritten Revenues .....................     $2,196,548
  Underwritten Total Expenses ...............       $836,736
  Underwritten Net Operating Income (NOI) ...     $1,359,812
  Underwritten Net Cash Flow (NCF) ..........     $1,309,812




                     MORTGAGE LOAN INFORMATION
    Mortgage Loan Seller .........................   Citigroup
    Cut-Off Date Balance ......................... $14,976,883
    Percentage of Cut-Off Date Pool Balance ......        1.3%
    Cut-off Date Loan Balance Per Unit ...........     $74,884
    Number of Mortgage Loans .....................           1
    Type of Security .............................         Fee
    Mortgage Rate ................................      4.970%
    Original Term/Amortization ...................     108/360
    Remaining Term/Amortization ..................     107/359
    Cut-Off Date LTV .............................       79.2%
    Maturity Date LTV ............................       66.9%
    Underwritten DSCR on NOI .....................       1.41x
    Underwritten DSCR on NCF .....................       1.36x

The following table presents information relating to the major tenants at the Mortgaged Property:

                                               APPROXIMATE      APPROXIMATE        % OF NET
                                    NO. OF      UNIT SIZE      NET RENTABLE     RENTABLE AREA       ASKING RENTAL
UNIT MIX                             UNITS         (SF)          AREA (SF)           (SF)               RANGE
--------------------------------   --------   -------------   --------------   ---------------   ------------------
1-BR/1-BA ......................       68           784            53,312            28.1%           $750-$900
 2-BR/2-BA ......................      84           971            81,564            43.0           $950-$1,020
 3-BR/2-BA ......................      48         1,139            54,672            28.8          $1,125-$1,225
                                       --                          ------           -----
 TOTAL/WEIGHTED AVERAGE .........     200           948           189,548           100.0%         $962/$1.02/SF
                                      ===                         =======           =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
AUTUMN BROOK APARTMENTS

                                [GRAPHIC OMITTED]

                PROPERTY INFORMATION
  Number of Mortgaged Real Properties .............              1
  Location (City, State) ..........................   Dunwoody, GA
  Property Type ................................... Multifamily --
                                                      Conventional
  Size (Units) ....................................            302
  Occupancy as of September 26, 2003 ..............          88.4%
  Year Built/Year Renovated .......................        1984/NA
  Appraisal Value .................................    $19,100,000
  Underwritten Occupancy ..........................          85.5%
  Underwritten Revenues ...........................     $2,419,679
  Underwritten Total Expenses .....................     $1,238,290
  Underwritten Net Operating Income (NOI) .........     $1,181,389
  Underwritten Net Cash Flow (NCF) ................     $1,105,889

             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Wachovia
     Cut-Off Date Balance ........................ $13,450,629
     Percentage of Cut-Off Date Pool Balance .....        1.2%
     Cut-Off Date Loan Balance Per Unit ..........     $44,539
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      4.750%
     Original Term/Amortization ..................     120/360
     Remaining Term/Amortization .................    117 /357
     Cut-Off Date LTV ............................       70.4%
     Maturity Date LTV ...........................       57.6%
     Underwritten DSCR on NOI ....................       1.40x
     Underwritten DSCR on NCF ....................       1.31x

The following table presents information relating to the unit configuration of the Mortgaged Property:

                                                                         APPROXIMATE        % OF NET            ASKING
                                                       APPROXIMATE      NET RENTABLE     RENTABLE AREA          RENTAL
UNIT MIX                            NO. OF UNITS     UNIT SIZE (SF)       AREA (SF)           (SF)               RATE
--------------------------------   --------------   ----------------   --------------   ---------------   ------------------
1-BR/1-BA ......................        100              1,075              107,500           29.9%               $810
2-BR/2-BA ......................        202              1,250              252,500           70.1                $875
                                        ---                                 -------          -----
TOTAL/WEIGHTED AVERAGE .........        302              1,192              360,000          100.0%          $853/$0.72/SF
                                        ===                                 =======          =====

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
ROLLING ROAD COMMERCE CENTER & MINI-STORAGE                            Top 20

                               [GRAPHIC OMITTED]

                        PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                 1
  Location (City, State) ......................     Baltimore, MD
  Property Type ...............................      Mixed Use --
                                                Flex/Self Storage
  Size (SF) ...................................           230,350
  Occupancy as of October 21, 2003 ............             97.4%
  Year Built/Year Renovated ...................           2001/NA
  Appraisal Value .............................       $20,200,000
  Underwritten Occupancy ......................             92.0%
  Underwritten Revenues .......................        $2,503,042
  Underwritten Total Expenses .................          $911,303
  Underwritten Net Operating
    Income (NOI) ..............................        $1,591,739
  Underwritten Net Cash Flow (NCF) ............        $1,500,131

                     MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................    Wachovia
     Cut-Off Date Balance ........................ $12,966,670
     Percentage of Cut-Off Date Pool Balance .....        1.1%
     Cut-Off Date Loan Balance Per SF ............         $56
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      6.350%
     Original Term to ARD/Amortization ...........     120/300
     Remaining Term to ARD/Amortization ..........     118/298
     Cut-Off Date LTV ............................       64.2%
     Maturity Date LTV ...........................       50.4%
     Underwritten DSCR on NOI ....................       1.53x
     Underwritten DSCR on NCF ....................       1.44x


                                                                 NET      % OF NET
                                               RATINGS         RENTABLE   RENTABLE
TENANT                                    MOODY'S/S&P/FITCH   AREA (SF)     AREA
---------------------------------------- ------------------- ----------- ----------
General Services Administration ........     Aaa/AAA/AAA        48,632       21.1%
Carisam -- Samuel Meisel & Co. Inc. ....       NR/NR/NR         27,600       12.0
DSI Distributing .......................       NR/NR/NR         16,200        7.0
Moran Materials ........................       NR/NR/NR         10,200        4.4
Sardi Design, LLC ......................       NR/NR/NR          9,000        3.9
W.W. Grainger, Inc. ....................       NR/NR/NR          9,000        3.9
                                                                ------       ----
TOTAL ..................................                       120,632       52.4%
                                                               =======       ====

                                            ACTUAL
                                             RENT        ACTUAL     % OF ACTUAL   DATE OF LEASE
TENANT                                       PSF          RENT          RENT        EXPIRATION
---------------------------------------- ----------- ------------- ------------- ---------------
General Services Administration ........    $13.63    $  662,854        27.8%     December 2012
Carisam -- Samuel Meisel & Co. Inc. ....    $ 6.07       167,532         7.0     September 2008
DSI Distributing .......................    $ 6.25       101,250         4.2        May 2008
Moran Materials ........................    $ 6.25        63,750         2.7      February 2013
Sardi Design, LLC ......................    $ 7.58        68,220         2.9        June 2007
W.W. Grainger, Inc. ....................    $ 7.50        67,500         2.8       August 2006
                                                      ----------        ----
TOTAL ..................................              $1,131,106        47.4%
                                                      ==========        ====

In addition to the 151,244 square feet of total office space, the property also has 789 units of mini-storage space, which total approximately 79,106 square feet.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------
PENN STATION STUDIOS

                               [GRAPHIC OMITTED]

              PROPERTY INFORMATION
  Number of Mortgaged Real Properties .........                  1
  Location (City/State) .......................   Santa Monica, CA
  Property Type ............................... Office -- Suburban
  Size (SF) ...................................             75,336
  Occupancy as of September 8, 2003 ...........              89.5%
  Year Built/Year Renovated ...................          1973/1998
  Appraisal Value .............................        $19,300,000
  Underwritten Occupancy ......................              87.0%
  Underwritten Revenues .......................         $2,104,764
  Underwritten Total Expenses .................           $462,771
  Underwritten Net Operating Income (NOI) .....         $1,641,993
  Underwritten Net Cash Flow (NCF) ............         $1,459,924


             MORTGAGE LOAN INFORMATION
     Mortgage Loan Seller ........................   Citigroup
     Cut-Off Date Balance ........................ $12,800,000
     Percentage of Cut-Off Date Pool Balance .....        1.1%
     Cut-off Date Loan Balance Per SF ............        $170
     Number of Mortgage Loans ....................           1
     Type of Security ............................         Fee
     Mortgage Rate ...............................      5.570%
     Original Term/Amortization ..................     108/360
     Remaining Term/Amortization .................     106/360
     Cut-Off Date LTV ............................       66.3%
     Maturity Date LTV ...........................       59.4%
     Underwritten DSCR on NOI ....................       1.87x
     Underwritten DSCR on NCF ....................       1.66x

The following table presents information relating to the major tenants at the Mortgaged Property:

                                                                        % OF NET
                                          RATINGS*       NET RENTABLE   RENTABLE
TENANT                               MOODY'S/S&P/FITCH     AREA (SF)      AREA
----------------------------------- ------------------- -------------- ----------
Sony Computer Entertainment
 America, Inc. ....................       A1/A+/NR          19,268         25.6%
Summit Entertainment, LP ..........       NR/NR/NR          13,782         18.3
Steelcase, Inc. ...................     Ba1/BBB-/NR         12,377         16.4
HLW International LLP .............       NR/NR/NR          11,411         15.1
Murphy O'Brien Communications .....       NR/NR/NR           7,159          9.5
                                                            ------         ----
TOTAL .............................                         63,997         84.9%
                                                            ======         ====

                                                                % OF
                                      ACTUAL                   ACTUAL    DATE OF LEASE
TENANT                               RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------- ---------- ------------- ---------- --------------
Sony Computer Entertainment
 America, Inc. ....................   $23.64    $  455,412       24.3%      May 2009
Summit Entertainment, LP ..........   $22.95       316,347       16.9     October 2008
Steelcase, Inc. ...................   $22.77       281,878       15.0      July 2008
HLW International LLP .............   $27.82       317,483       16.9      March 2009
Murphy O'Brien Communications .....   $29.24       209,355       11.2    February 2004
                                                ----------       ----
TOTAL .............................             $1,580,476       84.3%
                                                ==========       ====

---------
* Certain credit ratings are those of the parent company whether or not the parent guarantees the lease.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
                                                                          Top 20

o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

o SIGNIFICANT SPONSOR CONCENTRATIONS.

                                            # OF
                                           LOANS/           LOAN
SPONSOR                                  PROPERTIES       NUMBERS
--------------------------------------- ------------ -----------------
General Growth Properties, Inc ........     4/4              2,3,4,5
Commercial Net Lease Realty, Inc. .....     1/1                    1
Lawrence Gluck ........................     5/5       6,33,55,71,118

                                           AGGREGATE        % OF     WEIGHTED               WEIGHTED
                                            CUT-OFF       CUT-OFF     AVERAGE   WEIGHTED    AVERAGE
                                              DATE       DATE POOL    CUT-OFF    AVERAGE    MORTGAGE
SPONSOR                                     BALANCE       BALANCE    DATE LTV     DSCR        RATE
--------------------------------------- --------------- ----------- ---------- ---------- -----------
General Growth Properties, Inc ........  $262,346,611       22.8%       62.3%      1.94x      4.885%
Commercial Net Lease Realty, Inc. .....  $ 95,000,000        8.3%       54.8%      2.51x      5.420%
Lawrence Gluck ........................  $ 61,976,990        5.4%       74.8%      1.53x      5.562%

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 1.4% of the Cut-Off Date Pool Balance, is cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. Two (2) Mortgage Loans, representing 1.6% of the Cut-Off Date Pool Balance, the related loan documents provide that the borrower may incur, with lender consent required, additional secured debt. With respect to 8 Mortgage Loans, representing approximately 2.5% of the Cut-Off Date Pool Balance, the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 5 Mortgage Loans, representing approximately 4.9% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, 1 Mortgage Loan representing 2.2% of the Cut-Off Date Pool Balance, provides that the borrower may incur unsecured debt other than in the ordinary course of business. In addition, substantially all of the mortgage loans permit the related borrower to incur limited indebtedness in the ordinary course of business or for capital expenditures that is not secured by the related mortgaged property. Furthermore, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.

o CO-LENDER LOANS. Seven (7) companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "Co-Lender Loans") (identified as loan numbers 3, 5, 7, 24, 26 and 66 on Annex A-1 to the prospectus supplement) have a Cut-Off Date Balance of $181,915,150, representing 15.8% of the Cut-Off Date Pool Balance. Each Co-Lender Loan and its related companion loans are cross-defaulted. No companion loan is part of the trust fund. Each Co-Lender Loan is subject to terms of a separate intercreditor agreement. One (1) of these Co-Lender Loans (the "Meadows Mall Loan") is part of a split loan structure in which

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-C9
--------------------------------------------------------------------------------

  the related companion loan (the "Meadows Mall Pari Passu Loan") is pari passu in right of entitlement to payment with the Co-Lender Loan included in the trust fund. One (1) of these Co-Lender Loans (the "Park City Center Loan") is part of a split loan structure in which one related companion loan (the "Park City Center Pari Passu Loan") is pari passu in right of entitlement to payment with the Co-Lender Loan included in the trust and the other related companion loan (the "Park City Center AB Companion Loan") is subordinate in certain respects to the Park City Center Loan and the Park City Center Pari Passu Loan, but will have certain rights relating to the servicing and special servicing of Park City Center Loan and its related companion loans. With respect to the other four (4) Co-Lender Loans, each holder of a companion loan has agreed to subordinate its interest in certain respects to the related Co-Lender Loan, but will have certain rights relating to the servicing and special servicing of the related companion loan. The Park City Center Pari Passu Loan is owned by the trust formed by the 2003-C8 Pooling and Servicing Agreement, and the Park City Center Loan, the Park City Center Pari Passu Loan and the Park City Center AB Companion Loan will be serviced pursuant to the 2003-C8 Pooling and Servicing Agreement. The 2003-C8 Master Servicer is Wachovia Bank, National Association and the 2003-C8 Special Servicer is Clarion Partners, LLC.

o ENVIRONMENTAL CONSIDERATIONS. With respect to 11 Mortgage Loans, representing approximately 2.7% of the Cut-Off Date Pool Balance, the related borrower was required to obtain a secured creditor impaired property environmental insurance policy with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows established and, in certain cases, in lieu of delivery of an environmental indemnity by the applicable sponsor. With respect to 1 Mortgage Loan representing approximately 2.2% of the Cut-Off Date Pool Balance, the related borrower obtained a pollution legal liability policy with respect to the related Mortgaged Property. The premiums were paid in full at closing for each of the secured creditor impaired property environmental insurance policies and the pollution legal liability policy.

  o with respect to 7 Mortgage Loans, representing approximately 0.9% of the Cut-Off Date Pool Balance (loan numbers 101, 107, 108, 109, 112, 113 and
     116), the policies were issued by an affiliate of Zurich Financial Services Group, which has a financial strength rating of "A+" from S&P. Each of these policies is in the amount of the lesser of the loan amount or the cost of cleanup with no deductibles.

  o with respect to 2 Mortgage Loans, representing approximately 1.1% of the Cut-Off Date Pool Balance (loan numbers 34 and 68), the policies were issued by an affiliate of the Chubb Group of Insurance Companies, which has a financial strength rating of "AA" from S&P. Each of these policies is in an amount equal to the full principal amount of the applicable loan with no deductibles.

  o with respect to 1 Mortgage Loan, representing approximately 0.2% of the Cut-Off Date Pool Balance (loan number 103), the policy was issued by an affiliate of the Chubb Group of Insurance Companies, which has a financial strength rating of "AA" from S&P. This policy has a limit of liability in an amount equal to 125% of the full principal amount of the applicable loan with no deductible.

  o with respect to 2 Mortgage Loans, representing approximately 2.8% of the Cut-Off Date Pool Balance (loan numbers 9 and 43), the policy (one of which is the pollution legal liability policy described above) was issued by a subsidiary of American International Group, which has a financial strength rating of "AAA" from S&P. Each policy has a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles.

                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES          ABN AMRO INCORPORATED                     CITIGROUP

                              GOLDMAN, SACHS & CO.

                                       60